UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Enliven Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENLIVEN THERAPEUTICS, INC.

Dear Stockholder:

I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (including any adjournments, postponements or delays thereof, the “Annual Meeting”) of Enliven Therapeutics, Inc. (“Enliven” or the “Company”) on Tuesday, June 18, 2024 at 10:00 a.m. Mountain Time. The Annual Meeting will be held in a virtual format and will afford the same rights and opportunities to participate in the Annual Meeting to all stockholders irrespective of location. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/ELVN, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your notice regarding the availability of proxy materials (the “Notice”) or proxy card.

The attached Notice of Annual Meeting of Stockholders and proxy statement contain details of the business to be conducted at the Annual Meeting. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting virtually, you will be able to change your vote or revoke your proxy, even if you have previously submitted your proxy.

On behalf of Enliven, I would like to thank you for your continued support.

Sincerely,

/s/ Samuel Kintz
Samuel Kintz, M.B.A.

President and Chief Executive Officer

ENLIVEN THERAPEUTICS, INC.

6200 Lookout Road

Boulder, CO 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	June 18, 2024 at 10:00 a.m. Mountain Time

Place	The Annual Meeting will be held virtually. To attend the Annual Meeting, you must register at www.proxydocs.com/ELVN using the control number located on your proxy card, Notice, or voting instruction form. You must register by June 17, 2024 at 5:00 p.m. Eastern Time to participate in the Annual Meeting. Upon completing your registration, you will receive further instructions by email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions to be answered at the Annual Meeting.

Items of Business	The items of business at the Annual Meeting are:

•

To elect the two Class I directors named in the accompanying proxy statement to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2024.

•	To approve an amendment to our restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law.

•

To approve the amendment and restatement of the Amended and Restated 2020 Equity Incentive Plan (the “Equity Plan”), which increases the number of shares authorized for issuance thereunder by 2,900,000 shares.

•	To transact other business that may properly come before the Annual Meeting.

The proxy statement to which this notice is attached includes a copy of the proposed amendment to our restated certificate of incorporation to limit the liability of certain officers as Appendix A. Such language is considered attached to this notice.

Record Date	The close of business on April 19, 2024 (the “Record Date”). Only stockholders of record as of the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting	Please vote your shares at your earliest convenience. This will help ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares via the Internet, by telephone or by signing, dating, and returning the enclosed proxy card will save the expenses and extra work of additional solicitation. If you receive materials by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares electronically at the Annual Meeting, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 18, 2024. Our proxy statement and Annual Report to Stockholders are being made available on or about April 26, 2024 at www.proxydocs.com/ELVN. We are providing access to our proxy materials over the Internet under the “notice and access” rules adopted by the Securities and Exchange Commission.

By order of the Board of Directors,

/s/ Samuel Kintz
Samuel Kintz, M.B.A.
President and Chief Executive Officer

April 26, 2024

The date of this proxy statement is April 26, 2024, and it is made available to stockholders on or about April 26, 2024.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	11
PROPOSAL NO. 1 ELECTION OF DIRECTORS	25
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
PROPOSAL NO. 3 AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW	28
PROPOSAL NO. 4: AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN, WHICH INCREASES THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 2,900,000 SHARES	30
AUDIT COMMITTEE REPORT	42
EXECUTIVE OFFICERS	44
EXECUTIVE COMPENSATION	46
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	54
RELATED PARTY TRANSACTIONS	58
OTHER MATTERS	61
APPENDIX A – CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION	A-1
APPENDIX B – AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN	B-1

ENLIVEN THERAPEUTICS, INC.

FOR 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Mountain Time on June 18, 2024

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by our board of directors for use at our 2024 Annual Meeting of Stockholders (and any postponements, adjournments or delays thereof). The Annual Meeting will be held virtually. To attend the Annual Meeting, you must register at www.proxydocs.com/ELVN using the control number located on your proxy card, Notice, or voting instruction form. You must register by June 17, 2024 at 5:00 p.m. Eastern Time to participate in the Annual Meeting. Upon completing your registration, you will receive further instructions by email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions to be answered at the Annual Meeting. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, as part of the registration process, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

What is Enliven Therapeutics, Inc.?

On February 23, 2023, the Company (formerly Imara Inc.) completed a business combination with Enliven Inc. (formerly, Enliven Therapeutics, Inc.) (“Former Enliven”) in accordance with the terms of the Agreement and Plan of Merger, dated as of October 13, 2022 (the “Merger Agreement”), by and among the Company, Former Enliven and a wholly owned subsidiary of the Company, Iguana Merger Sub, Inc. (“Merger Sub”), pursuant to which, among other matters, subject to the terms and conditions thereof, Merger Sub merged with and into Former Enliven, with Former Enliven surviving as a wholly owned subsidiary of the Company, and the surviving corporation of the merger (the “Merger”). Commensurate with the closing of the Merger, the Company changed its name to Enliven Therapeutics, Inc. Following the completion of the Merger, the business conducted by Former Enliven became the business conducted by the Company, which is a clinical-stage biopharmaceutical company focused on the discovery and development of small molecule inhibitors to help people with cancer not only live longer, but live better.

On February 23, 2023, the Company effected a 1-for-4 reverse stock split of its common stock (the “Reverse Stock Split”). Unless noted otherwise, all references to share and per share amounts in this proxy statement have been adjusted to reflect the Reverse Stock Split. Under the terms of the Merger Agreement, immediately prior to the effective time of the Merger, each share of Former Enliven’s preferred stock was converted into a share of Former Enliven’s common stock. At the effective time of the Merger, the Company issued an aggregate of approximately 34,426,351 shares of its common stock to Former Enliven stockholders, based on an exchange ratio of approximately 0.2951 shares of Company common stock for each share of Former Enliven capital stock (which exchange ratio reflects the Reverse Stock Split), including those shares of Former Enliven common stock issued upon conversion of Former Enliven’s preferred stock and those shares of Former Enliven common stock issued in the Former Enliven pre-closing financing transaction which closed on February 23, 2023, prior to the closing of the Merger (the “Former Enliven Pre-Closing Financing”).

Why am I receiving these materials?

The board of directors is providing these proxy materials to you in connection with its solicitation of proxies for use at Enliven’s Annual Meeting, which will take place on June 18, 2024. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. This proxy statement and the accompanying proxy card are being made available on or about April 26, 2024 in connection with the solicitation of proxies on behalf of the board of directors.

What proposals will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

•

the election of the two Class I directors named in this proxy statement to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal;

•	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

•	an amendment to our restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law; and

•	the amendment and restatement of the Amended and Restated 2020 Equity Incentive Plan, which increases the number of shares authorized for issuance thereunder by 2,900,000 shares.

At the time this proxy statement was made available, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the Notice accompanying this proxy statement.

How does our board of directors recommend that I vote?

The board of directors recommends that you vote:

•

FOR the two Class I directors named in this proxy statement to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal;

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024;

•	FOR an amendment to our restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law; and

•	FOR the amendment and restatement of the Amended and Restated 2020 Equity Incentive Plan, which increases the number of shares authorized for issuance thereunder by 2,900,000 shares.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 19, 2024, the Record Date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 47,005,448 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors. The shares you are entitled to vote include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

What do I need to do to attend the Annual Meeting virtually?

The Annual Meeting will be held virtually. To attend the Annual Meeting, you must register at www.proxydocs.com/ELVN using the control number located on your proxy card, Notice, or voting instruction form. You must register by June 17, 2024 at 5:00 p.m. Eastern Time to participate in the Annual Meeting. Upon completing your registration, you will receive further instructions by email, including a unique link that will allow you to access the Annual Meeting and to vote and submit questions to be answered at the Annual Meeting. If you are a beneficial owner of shares registered in the name of a broker, bank, or other nominee, as part of the registration process, you will also need to provide the registered name on your account and the name of your broker, bank, or other nominee. The Annual Meeting webcast will begin promptly on June 18, 2024 at 10:00 a.m. Mountain Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Mountain Time, and you should allow ample time for the check-in procedures.

If you encounter any difficulties accessing the virtual Annual Meeting platform, including any difficulties voting, you may call the technical support number that will be included in your instructional email.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the proxy holders designated by our board of directors or to vote virtually at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held not in your name but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.

Do I have to do anything in advance if I plan to virtually attend the Annual Meeting?

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to virtually attend and/or vote your shares electronically at the Annual Meeting, except register by 5:00 p.m. on June 17, 2024 at www.proxydocs.com/ELVN.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares electronically at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. Please follow the instructions for obtaining a legal proxy provided to you by your broker, bank or other nominee.

How do I vote and what are the voting deadlines?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can vote in one of the following ways:

•

You may vote via the Internet. To vote via the Internet, go to www.proxypush.com/ELVN to complete an electronic proxy card, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 17, 2024. You will be asked to provide the control number from the Notice or proxy card you receive. If you vote via the Internet, you do not need to return a proxy card by mail.

•

You may vote by telephone. To vote by telephone, dial toll-free (866) 305-2950 and follow the recorded instructions, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 17, 2024. You will be asked to provide the control number from the Notice or proxy card you receive. If you vote by telephone, you do not need to return a proxy card by mail.

•

You may vote by mail. If you receive proxy materials by mail and would like to vote by mail, you need to date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope so that it is received no later than June 17, 2024. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of the board of directors. The board of directors recommends that you vote FOR the election of each of the two Class I directors nominated by our board of directors and named in this proxy statement, FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, FOR an amendment to our restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law, and FOR the amendment and restatement of the Amended and Restated 2020 Equity Incentive Plan, which increases the number of shares authorized for issuance thereunder by 2,900,000 shares.

•

You may vote electronically while attending the Annual Meeting virtually. If you plan to attend the Annual Meeting by visiting www.proxydocs.com/ELVN, you may vote electronically during the Annual Meeting. Please have your Notice or proxy card in hand when you visit the website.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares electronically at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;

•	signing and returning a new proxy card with a later date;

•	delivering a written revocation to our Secretary at Enliven Therapeutics, Inc., 6200 Lookout Road, Boulder, Colorado 80301, by 11:59 p.m. Mountain Time on June 17, 2024; or

•	attending the Annual Meeting virtually and voting electronically during the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Why did I receive a Notice instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”) and to help reduce the environmental impact of the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice is first being mailed on or about April 26, 2024 to all stockholders entitled to notice of and to vote at the Annual Meeting.

Stockholders may request to receive all future proxy materials in printed form by mail or electronically by email by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and the costs of our annual meetings of stockholders.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•

“FOR” the election of the two Class I directors named in this proxy statement to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal (“Proposal No. 1”);

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 (“Proposal No. 2”);

•	“FOR” the amendment to our restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law (“Proposal No. 3”);

•

“FOR” the amendment and restatement of the Amended and Restated 2020 Equity Incentive Plan, which increases the number of shares authorized for issuance thereunder by 2,900,000 shares (“Proposal No. 4”); and

•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting or any adjournments or postponements thereof.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal Nos. 1, 3 and 4 are non-routine matters and Proposal No. 2 is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal Nos. 1, 3 and 4, but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares on a proposal, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares on a proposal, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares entitled to vote on such proposal (e.g., Proposal No. 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote and Proposal Nos. 2 and 4 will be determined by the vote of holders of a majority of the voting power of the votes cast by the holders of all the shares present in person (virtually) or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter, abstentions will have no impact on the outcome of such proposals as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal, except that a broker non-vote will have the same effect as a vote against Proposal No. 3.

What is a quorum?

A quorum is the minimum number of shares required to be present (including virtually) at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person (including virtually) or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of shares of common stock outstanding, which means that shares of common stock must be represented in person (including virtually) or by proxy at the Annual Meeting to have a quorum. Whether or not a quorum is present, the chairperson of the Annual Meeting may adjourn the meeting to a later date.

How many votes are needed for approval of each proposal?

•

Proposal No. 1: The election of two Class I directors requires a plurality of the voting power of the shares present or represented in person (virtually) by proxy at the Annual Meeting and entitled to vote on the election of directors to be approved. This means that the two nominees who receive the most FOR votes will be elected. You may vote FOR or WITHHOLD for each of the nominees. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

•

Proposal No. 2: The ratification of the appointment of Deloitte & Touche LLP requires an affirmative vote of a majority of the voting power of the votes cast by the holders of all the shares present in person (virtually) or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter (i.e., Proposal No. 2) to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have no effect on such proposal. Broker non-votes will have no effect on the outcome of this proposal.

•

Proposal No. 3: The amendment of our restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law requires an affirmative FOR vote of a majority of the voting power of the outstanding shares of our common stock to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have the same effect as a vote AGAINST this proposal.

•

Proposal No. 4: The approval of the amendment and restatement of the Amended and Restated 2020 Equity Incentive Plan, which increases the number of shares authorized for issuance thereunder by 2,900,000 shares, requires an affirmative vote of a majority of the voting power of the votes cast by the holders of all the shares present in person (virtually) or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 4, the abstention will have no effect on such proposal. Broker non-votes will have no effect on this proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. The Company will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Enliven or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” for stockholders who receive the Notice, and if applicable, our proxy materials by mail, under which we can deliver a single copy of the Notice, and if applicable, our proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice, and if applicable, proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s Notice, proxy materials and annual report, as applicable, you may contact us as follows:

Enliven Therapeutics, Inc.

Attention: Secretary

6200 Lookout Road

Boulder, Colorado 80301

(720) 647-8519

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results may be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2025 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 27, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Enliven Therapeutics, Inc.

Attention: Secretary

6200 Lookout Road

Boulder, Colorado 80301

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the annual meeting by or at the direction of the board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws and be given in accordance with the procedures of our bylaws. To be timely for our 2025 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than February 18, 2025; and

•	not later than the close of business March 20, 2025.

In the event that the date of the 2025 annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 60 days, from the one-year anniversary of the date of the Annual Meeting, then notice by a stockholder of a stockholder proposal to be timely must be received by the Secretary of the Company not earlier than the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which notice of the date of such annual meeting was mailed or “Public Disclosure” (as defined below) of the date of such annual meeting was made, whichever first occurs. That notice must state the information required by Section 1.12 of our bylaws, and otherwise must comply with applicable federal and state law. “Public Disclosure” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, such business shall not be considered at such annual meeting.

Recommendation and Nomination of Director Candidates

You may recommend director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also provide notice that sets forth the information required by Rule 14a-19(b) of the Exchange Act.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of our bylaws containing the relevant provisions regarding the requirements for making stockholder proposals and nominating director candidates.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently comprised of nine (9) members. Our board of directors has affirmatively determined that six (6) of our nine (9) directors are independent within the meaning of the independent director requirements of The Nasdaq Stock Market LLC (“Nasdaq”). Our board of directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Upon the recommendation of our nominating and corporate governance committee, we are nominating Mika Derynck, M.D., and Rishi Gupta, J.D., for election as Class I directors at the Annual Meeting. If elected, Dr. Derynck and Mr. Gupta will each hold office for a three-year term until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Our board of directors, after consultation with Joseph P. Lyssikatos, Ph.D., a director of the Company since 2023 and a director of Former Enliven since 2019, decided not to nominate Dr. Lyssikatos for election at the Annual Meeting. As a result, Dr. Lyssikatos’ directorship will end at the Annual Meeting, and we thank Dr. Lyssikatos for his service on our board of directors. Dr. Lyssikatos will continue to serve as our Chief Scientific Officer. Our board of directors also decreased the size of the board of directors to eight (8) members, effective at the end of Dr. Lyssikatos’ term.

The following table sets forth the names, ages as of March 1, 2024 and certain other information for the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting) and for each of the continuing directors:

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Director Nominees
Mika Derynck, M.D. (1)(2)	I	61	Director	2023	2024	2027
Rishi Gupta, J.D. (3)	I	46	Director	2023	2024	2027

Continuing Directors
Rahul D. Ballal, Ph.D.	II	46	Director	2018	2025	—
Jake Bauer, M.B.A. (1)(3)	II	45	Director	2023	2025	—
Andrew Phillips, Ph.D. (1)(2)	II	53	Director	2023	2025	—
Richard Heyman, Ph.D. (3)	III	66	Chairman of the board of directors	2023	2026	—
Sam Kintz, M.B.A.	III	38	President, Chief Executive Officer, Director	2023	2026	—
Lori Kunkel, M.D.	III	66	Director	2024	2026	—

Non-Continuing Director
Joseph P. Lyssikatos, Ph.D.	I	59	Chief Scientific Officer, Director	2023	2024	—

(1)	Member of our audit committee
(2)	Member of our nominating and corporate governance committee
(3)	Member of our compensation committee

Nominees for Director

Mika Derynck, M.D., has served as a member of Enliven’s board of directors since the closing of the Merger on February 23, 2023 and was appointed in connection with the closing of the Merger. Prior to the

Merger, Dr. Derynck served as a member of the board of directors of Former Enliven since August 2021. Dr. Derynck has served as the Chief Medical Officer at Amunix Pharmaceuticals, Inc., an immune-oncology company, since April 2019. Since February 2022, Amunix Pharmaceuticals has been acquired by Sanofi SA and she remains the Chief Medical Officer for Amunix within Sanofi R&D. From January 2004 to April 2019, she served as Senior Group Medical Director at Genentech, a biotechnology company and subsidiary of Roche Holding AG. Dr. Derynck holds a B.A. in Biology from Boston University and an M.D. from Boston University School of Medicine. She completed an Internal Medicine residency at Johns Hopkins Hospital and a fellowship in Medical Oncology at the University of California, San Francisco.

Dr. Derynck is qualified to serve on the Company’s board of directors because of her technical expertise and experience as an executive of companies in the life sciences industry.

Rishi Gupta, J.D., has served as a member of Enliven’s board of directors since the closing of the Merger on February 23, 2023 and was appointed in connection with the closing of the Merger. Prior to the Merger, Mr. Gupta served as a member of the board of directors of Former Enliven since July 2019. Mr. Gupta has been a Partner at OrbiMed Advisors LLC, an investment firm, since 2013. Mr. Gupta currently serves as a director of Turnstone Biologics Corp. and several private companies and previously served as a director of Verona Pharma PLC from July 2016 to January 2024. Prior to OrbiMed, Mr. Gupta was a healthcare investment banker at Raymond James & Associates, served as manager of corporate development at Veritas Medicine, and was a summer associate at Wachtell, Lipton, Rosen & Katz. Mr. Gupta received an A.B. in biochemical sciences from Harvard College and a J.D. from Yale Law School.

Mr. Gupta is qualified to serve on the Company’s board of directors because of his experience in biotechnology investing and his experience serving on the boards of public and private companies.

Lori Kunkel, M.D., has served as a member of the Company’s board of directors since April 2024. Since June 2016, Dr. Kunkel has been a principal and owner of LAK505-CA, LLC, a biotechnology consulting company. Dr. Kunkel has served as a member of the board of directors of Nurix Therapeutics, Inc., a private biotechnology company, since August 2019, as a member of the board of directors of ORIC Pharmaceuticals, Inc., a public biotechnology company, since June 2020, and as a member of the board of directors of K36 Therapeutics, Inc., a private biotechnology company, since December 2021. Dr. Kunkel previously served on the board of directors of Curis, Inc., a public biotechnology company, from November 2016 to September 2022, Maverick Therapeutics, Inc., a biotechnology company, from January 2017 to April 2021 and Tocagen Inc., a biotechnology company, from September 2015 to June 2020 (and as acting Chief Medical Officer from November 2018 to April 2019), Loxo Oncology, Inc., a public biotechnology company, from 2014 to 2019 (and as acting Chief Medical Officer from 2013 to 2014), and several private companies. Dr. Kunkel holds a B.A. from University of California, San Diego and an M.D. from University of Southern California. She is board certified in internal medicine and held board certifications in hematology and oncology.

Dr. Kunkel is qualified to serve on the Company’s board of directors due to her medical and scientific background, board experience and her experience in the biotechnology industry.

Continuing Directors

Rahul D. Ballal, Ph.D., has served as a member of the Company’s board of directors since June 2018. Prior to the Merger, until February 23, 2023, Dr. Ballal served as the Company’s President and Chief Executive Officer. Prior to joining the Company, Dr. Ballal served as Chief Business Officer of Northern Biologics Inc., a biotechnology company, from May 2016 to June 2018, and as an Entrepreneur-in-Residence at Versant Ventures Management LLC, a life sciences venture capital firm, from May 2016 to June 2018. Previously, Dr. Ballal was Vice President, Business Development at Flexion Therapeutics, Inc. (“Flexion”), a public biopharmaceutical company, from March 2011 to May 2016. Prior to Flexion, he held a venture fellowship position at Novartis Venture Funds, a venture capital fund, as part of the Kauffman Fellowship, from June 2010 to June 2012, and overlapped in business development at the Broad Institute of Massachusetts Institute of Technology, a biomedical and genomic research center, from September 2009 to March 2011. Dr. Ballal has served on the board of Agios Pharmaceuticals Inc., a biopharmaceutical company, since August 2022. He holds a Ph.D. in biochemistry and molecular biology from Georgetown University, an M.S. in biotechnology from Johns Hopkins University and a B.A. in biology from Brown University.

Dr. Ballal is qualified to serve on the Company’s board of directors because of the perspective and experience he provides as the Company’s former President and Chief Executive Officer and as a member of its board of directors and his experience as an executive of companies in the life sciences industry.

Jake Bauer, M.B.A, has served as a member of Enliven’s board of directors since the closing of the Merger on February 23, 2023 and was appointed in connection with the closing of the Merger. Prior to the Merger, Mr. Bauer served as a member of the board of directors of Former Enliven since June 2021. Mr. Bauer has served as a Venture Partner at ARCH Venture Partners and SR One Capital Management since September 2021 and an independent consultant working with companies in the life sciences industry since November 2020. Prior to MyoKardia, Inc.’s acquisition by Bristol Myers Squibb in November 2020, Mr. Bauer served as the Chief Business Officer of MyoKardia, Inc., a clinical stage biopharmaceutical company, beginning in April 2018. Mr. Bauer has also served as the Senior Vice President, Finance and Corporate Development and Principal Financial Officer of MyoKardia, Inc. from July 2016 to April 2018 and as Vice President, Business Development and Business Operations of MyoKardia, Inc. from July 2014 to July 2016. Mr. Bauer also serves on the board of directors of Attralus, Inc., a clinical stage biopharmaceutical company, Simcha Therapeutics, Inc., a clinical stage biotechnology company, Phoenix Tissue Repair, Inc., a clinical stage biopharmaceutical company, ARYA Sciences Acquisition Corp V, since May 2021 and previously served on the board of directors of ARYA Sciences Acquisition Corp II from July 2020 to October 2020. He holds a B.Sc. in Biology and a B.A. in Economics from Duke University and an M.B.A. from Harvard Business School.

Mr. Bauer is qualified to serve on the Company’s board of directors because of his experience as an executive of companies in the life sciences industry.

Richard Heyman, Ph.D., has served as a member of Enliven’s board of directors since the closing of the Merger on February 23, 2023 and was appointed in connection with the closing of the Merger. Prior to the Merger, Dr. Heyman served as a member of the board of directors of Former Enliven since March 2021. Dr. Heyman has served as a Venture Partner at Arch Venture Partners, a venture capital firm, since May 2019. From June 2015 to March 2023, he served as the Executive Chairman of Metacrine, Inc., a clinical-stage biotechnology company that was previously focused on liver and GI diseases that he co-founded and served as a director from September 2014 to March 2023. Dr. Heyman also worked at ORIC Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company focused on oncology, including as a director since March 2015, Acting President and Chief Executive Officer from November 2017 to May 2018, and as President and Chief Executive Officer from November 2015 to May 2016. Dr. Heyman has served on the board of directors of PMV Pharmaceuticals, Inc., a precision oncology company, since June 2020, and previously served on the board of directors of Gritstone bio, Inc., a clinical-stage biotechnology company focused on developing targeted immunotherapies for cancer and infectious disease, from November 2015 to August 2022, BCTG Acquisition Corp., a special purpose acquisition company, from September 2020 to August 2021, and Yumanity Therapeutics, Inc., a clinical-stage biopharmaceutical company focused on therapies for neurodegenerative diseases from May 2016 to June 2022. He is a member of the Board of Trustees at the Salk Institute and on the Board of Visitors at the University of California at San Diego Moores Cancer Center. Dr. Heyman holds a B.S. in Chemistry from the University of Connecticut and a Ph.D. in Pharmacology from the University of Minnesota. Dr. Heyman was originally recommended as a director of Former Enliven by the board of directors of Former Enliven.

Dr. Heyman is qualified to serve on the Company’s board of directors because of his investment experience and experience as an executive of companies in the life sciences industry.

Sam Kintz, M.B.A., is one of Former Enliven’s co-founders and has served as its President and Chief Executive Officer and a member of its board of directors since June 2019, and was appointed as the President, Chief Executive Officer, and a member of the board of directors of the Company in connection with the closing of the Merger on February 23, 2023. Prior to joining Former Enliven, Mr. Kintz served as Executive Director, Head of Research at AbbVie Stemcentrx LLC, a subsidiary of AbbVie Inc., a biopharmaceutical company, from October 2016 to June 2019. He served as Senior Director, Strategy and Business Development at Stemcentrx, Inc., a private biopharmaceutical company, from February 2016 to October 2016 until it was acquired by AbbVie. He has also worked as a medicinal chemist at Genentech, where he designed and synthesized small-molecule drugs for the treatment of cancer. Mr. Kintz holds a B.S. in Chemistry from Stanford University and an M.B.A. from the Stanford Graduate School of Business.

Mr. Kintz is qualified to serve on the Company’s board of directors because of the perspective and experience he provides as one of Former Enliven’s founders and as Former Enliven’s and Enliven’s President and Chief Executive Officer, his education, and his experience in leadership positions at companies in the life sciences industry.

Andrew Phillips, Ph.D., has served as a member of Enliven’s board of directors since the closing of the Merger on February 23, 2023 and was appointed in connection with the closing of the Merger. Prior to the Merger, Dr. Phillips served as a member of the board of directors of Former Enliven since December 2020. Dr. Phillips has served as Chief Executive Officer of Aleksia Therapeutics, Inc., a biotechnology company, and Nexo Therapeutics, Inc., a biotechnology company, since August 2022. Dr. Phillips served as a Managing Director at Cormorant Asset Management, an investment manager, from August 2020 to August 2022. Since April 2021, he has served as a member of the board of directors of MoonLake Immunotherapeutics, Inc. (and its predecessor Helix Acquisition Corp.), a biopharmaceutical company, and also served as the Chief Financial Officer of Helix Acquisition Corp. from April 2021 to April 2022, and since June 2021, he has served as Chief Executive Officer of Blossom Bioscience Ltd. From January 2016 to March 2020, Dr. Phillips was with C4 Therapeutics, Inc., a clinical-stage biopharmaceutical company focused on therapeutics for the treatment of cancer and other diseases, where he served as Chief Executive Officer from May 2018 to March 2020, President from September 2016 to May 2018 and Chief Scientific Officer from January 2016 to May 2018. From July 2014 to January 2016, he served as Senior Director, Center for Development of Therapeutics at the Broad Institute, a biomedical and genomic research organization. From June 2010 to January 2015, Dr. Phillips was a Professor of Chemistry at Yale University, and from July 2001 to June 2010, he was Assistant Professor, Associate Professor, and Professor of Chemistry and Biochemistry at the University of Colorado. He holds a B.Sc. in Biochemistry and a Ph.D. in Chemistry from the University of Canterbury in New Zealand.

Dr. Phillips is qualified to serve on the Company’s board of directors because of his investment experience, technical expertise and experience as an executive of companies in the life sciences industry.

Director Diversity

Our nominating and corporate governance committee is committed to continuing to identify and recruit highly qualified director candidates with diverse experiences, perspectives, and backgrounds to join our board of directors. The table below provides certain information regarding the composition of our board of directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f). As shown below in the board diversity matrix, the Company is currently in compliance with the diversity requirements of Nasdaq Rule 5605(f).

Board Diversity Matrix (as of April 26, 2024)

Total Number of Directors

	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Director Independence

Our common stock is listed on The Nasdaq Global Select Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of our audit committee, our board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries other than for board service; or (ii) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Messrs. Bauer and Gupta and Drs. Derynck, Heyman, Kunkel and Phillips, representing six of our nine current directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Our board of directors also determined that Mr. Bauer (chairperson) and Drs. Derynck and Phillips, who currently comprise our audit committee, and Messrs. Gupta (chairperson) and Bauer and Dr. Heyman, who currently comprise our compensation committee, satisfy the independence standards for committee members established by applicable SEC rules and the listing standards of Nasdaq.

In making the determination that each of Drs. Heyman and Kunkel are independent, the board of directors considered the fact that Former Enliven entered into a consulting agreement with each of Drs. Heyman and Kunkel, who each serve on the Company’s scientific advisory board. Pursuant to the consulting agreements with Drs. Heyman and Kunkel, each provides advisory services related to research and development strategy, regulatory and commercial positioning as well as business strategy. These services are provided in a largely informal manner, from time to time as requested by Former Enliven. The consulting agreement contains customary confidentiality, invention assignment, non-solicitation and other customary provisions. The consulting agreement terminates upon the earlier of: (i) final completion of Dr. Heyman’s or Dr. Kunkel’s services; (ii) fourteen days prior written notice by Former Enliven or (iii) termination by Former Enliven without notice if Dr. Heyman or Dr. Kunkel refuses to or is unable to provide services or is otherwise in breach of any material provisions of such consulting agreement. In addition, Former Enliven agreed to reimburse reasonable expenses incurred in connection with providing consulting services. Former Enliven also terminated the consulting agreement with Dr. Kunkel in connection with the appointment of Dr. Kunkel to the board of directors. As a result, the board of directors concluded that these relationships would not affect Dr. Heyman’s or Dr. Kunkel’s independence.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Party Transactions.”

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our board of directors is currently chaired by Dr. Heyman. As a general policy, our board of directors believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. As such, Mr. Kintz serves as our President and Chief Executive Officer while Dr. Heyman serves as our Chairman of the board of directors but is not an officer. We expect and intend the positions of Chairman of the board of directors and Chief Executive Officer to continue to be held by two individuals in the future.

Board Meetings and Committees

During 2023, our board of directors held four meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

It is the policy of our board of directors to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

We have established an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee has the composition and responsibilities described below.

Audit Committee

The members of our audit committee are Mr. Bauer and Drs. Derynck and Phillips, each of whom is a non-employee member of our board of directors. Mr. Bauer serves as the chairperson of our audit committee. All members of our audit committee meet the requirements for independence and financial literacy of audit committee members under current Nasdaq listing standards and SEC rules and regulations. Our audit committee chairperson, Mr. Bauer is our audit committee financial expert, as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and he possesses financial sophistication, as defined under Nasdaq listing standards. The responsibilities of our audit committee include, among other things:

•

appointing, compensating, retaining, evaluating and overseeing an independent registered public accounting firm to act as our independent auditor for the purpose of auditing our financial statements, books, records, accounts and internal control over financial reporting, and, where appropriate, replacing the independent auditor;

•	ensuring the independence of the independent auditor and at least annually, obtaining and reviewing a written report by our independent auditor;

•

evaluating the independent auditor’s qualifications, performance and independence, taking into account the opinions of management and when the Company has an internal audit function, the opinions of the Company’s internal auditors, and presenting its conclusions with respect to the independence and qualifications of the independent auditor to the full board of directors;

•

reviewing and approving, in advance, the scope and plans for the audits and audit fees and approving in advance (or, where permitted under the rules and regulations of the SEC, subsequently) all non-audit and tax services and any associated fees;

•

meeting with management, the internal audit department, if applicable, and the independent auditor to review and discuss our internal controls and the integrity of our annual audited and quarterly financial statements, the scope and timing of the annual audit of our financial statements, the results of the independent audit and the quarterly reviews, and the quality and adequacy of our internal controls over financial reporting and our disclosure controls and procedures;

•	preparing the audit committee report required by the SEC rules to be included in our proxy statement for the annual meeting of stockholders;

•	reviewing reports and communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement;

•

reviewing and discussing with management the adequacy and effectiveness of our legal, regulatory and ethical compliance programs, including our code of business conduct and ethics, compliance with anti-bribery and anti-corruption laws and regulations, and compliance with export control regulations;

•

reviewing and discussing with management and our independent auditor our guidelines and policies to identify, monitor, and address enterprise risks, including discussion of our major financial risk exposures and the steps management has taken to monitor and control such exposures, as well as risks and exposures associated with cybersecurity, information security and privacy matters;

•	overseeing and monitoring management’s plans to address enterprise risks;

•

reviewing and discussing with management cybersecurity and other information technology risks, controls and procedures, including our plans to mitigate cybersecurity risks and to respond to data breaches;

•	reviewing, approving and monitoring related party transactions; and

•

adopting and overseeing procedures to address complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including confidential, anonymous submission by our employees concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. A copy of the charter of our audit committee is available on our website at https://ir.enliventherapeutics.com/corporate-governance/governance-documents. During 2023, our audit committee held five meetings.

Compensation Committee

The members of our compensation committee are Messrs. Gupta and Bauer and Dr. Heyman, each of whom is a non-employee member of our board of directors. Mr. Gupta serves as the chairperson of our compensation committee. All members of our compensation committee meet the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of our compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs and to discharge the responsibilities of our board of directors relating to compensation of our executive officers. The responsibilities of our compensation committee include, among other things:

•	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

•

reviewing and approving annually the corporate goals and objectives applicable to the compensation of the chief executive officer, evaluating the chief executive officer’s performance in light thereof and considering factors related to the performance of the Company in approving the compensation level of the chief executive officer;

•

reviewing at least annually and approving or recommending for approval to the board of directors for approval compensation for our executive officers and directors, including base salary, incentive bonus, equity compensation, agreements and any other benefits for our executive officers;

•	preparing the compensation committee report that the SEC will require to be included in our annual proxy statement or annual report on Form 10-K;

•	reviewing, approving and administering our employee benefit and equity incentive plans; and

•	establishing and periodically reviewing our employee compensation plans.

Our compensation committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter of our compensation committee is available on our website at https://ir.enliventherapeutics.com/corporate-governance/governance-documents. During 2023, our compensation committee held five meetings.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Drs. Phillips and Derynck. Dr. Phillips serves as the chairperson of our nominating and corporate governance committee. All members of our nominating and corporate governance committee meet the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. The responsibilities of our nominating and corporate governance committee include, among other things:

•	reviewing, assessing and making recommendations to our board of directors regarding desired qualifications, expertise and characteristics sought of members of our board of directors;

•	reviewing, assessing and making recommendations to our board of directors regarding the current composition, organization and governance of our board of directors and its committees;

•	overseeing our corporate governance practices, including reviewing and recommending to the board of directors for approval any changes to our corporate governance framework;

•	establishing procedures for the submission of candidates for election to our board of directors;

•

reviewing and discussing with management disclosure of our corporate governance practices, including information regarding the operations of the nominating and corporate governance committee and other committees of the board of directors, director independence and the director nominations process, and recommending that this disclosure be included in our proxy statement or annual report on Form 10-K, as applicable;

•	overseeing the evaluation of the performance of our board of directors and its committees, including reporting such evaluation to the board of directors; and

•	conducting a periodic review of the Company’s succession planning process for the chief executive officer and any other members of the Company’s executive management team.

Our nominating and corporate governance committee operates under a written charter that satisfies the listing standards of Nasdaq. A copy of the charter of our nominating and corporate governance committee is available on our website at https://ir.enliventherapeutics.com/corporate-governance/governance-documents. During 2023, our nominating and corporate governance committee held one meeting.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating and corporate governance committee from other sources.

In its evaluation of director candidates, including the members of our board of directors eligible for re-election, the nominating and corporate governance committee will consider such factors as the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors, character, professional ethics and integrity, judgment, business acumen, proven achievement and competence in one’s field, the ability to exercise sound judgement, tenure on the board of directors and skills that are complementary to the board of directors, an understanding of Enliven’s business, an understanding of the responsibilities that are required of a member of the board of directors, other time commitments, diversity with respect to professional background, education, race, ethnicity, gender, age, geography and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the board of directors. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

The nominating and corporate governance committee may propose to our board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to our board of directors. Additionally, the nominating and corporate governance committee may retain and terminate any search firm to be used to identify director candidates and approve the search firm’s fees and other retention terms.

Stockholder Recommendations for Nominations to the Board of Directors

A stockholder that wants to recommend a candidate for election to our board of directors should direct the recommendation in writing by letter to the Company, attention of the Secretary, at 6200 Lookout Road, Boulder, Colorado 80301. The recommendation must include the information required in the Company’s bylaws for director nominees, including, among other things, the proposed nominee’s name, age, home address, if known, business address, principal occupation and employment, relevant qualifications, a written consent from the proposed nominee to serve as director if elected, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. The Company may also require any proposed nominee to furnish such other information as the corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director, including a statement from the recommending stockholder in support of the proposed nominee, particularly within the context of the criteria for board membership in our corporate governance guidelines, including the current size and composition of the board of directors and the needs of the board of directors and the respective committees of the board of directors, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

A stockholder that instead desires to nominate a person directly for election to our board of directors at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in the Company’s bylaws and the rules and regulations of the SEC to be included in our proxy statement at the next annual meeting.

For additional information regarding stockholder recommendations for director candidates, see “Questions and Answers About the Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”

Communications with the Board of Directors

Our board of directors believes that management speaks for Enliven Therapeutics, Inc. Individual board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Chief Legal Officer, at Enliven Therapeutics, Inc., 6200 Lookout Road, Boulder, Colorado 80301, Attn: Chief Legal Officer. Our Chief Legal Officer monitors these communications and will, if appropriate, route such communications to the appropriate director(s) or, if none is specified, to the chairperson of the board of directors or the Lead Independent Director (as defined in our Corporate Governance Guidelines) if the chairperson of the board of directors is not independent.

Our Chief Legal Officer may decide in the exercise of her judgment whether a response to any stockholder or interested party communication is necessary and shall provide a report to the company’s nominating and corporate governance committee on a quarterly basis of any communications received for which the Chief Legal Officer has responded.

These policies and procedures for stockholder and other interested party communications with the non-management directors is administered by our nominating and corporate governance committee. These policies and procedures do not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, as amended.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted corporate governance guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, we have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of business conduct and ethics is available on our website at https://ir.enliventherapeutics.com/corporate-governance/governance-documents. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or our directors on our website or in a current report on Form 8-K.

Hedging and Pledging Prohibitions

We have implemented robust policies that bar employees from hedging and pledging our stock. Directors, officers, employees, consultants, contractors and advisors of the Company (each, a “Covered Person” and collectively “Covered Persons”), and to the extent applicable, immediate family members, persons who share a household with Covered Persons, economic dependents of Covered Persons and any entity whose transactions in securities that a Covered Person influences, directs or controls (“Related Persons”) are prohibited from pledging Company securities as collateral for any loan or as part of any other pledging transaction because doing so would be a violation of our Insider Trading Policy. Additionally, Covered Persons and Related Persons are barred from engaging in transactions in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities (other than stock options, restricted stock units and other compensatory awards issued to a Covered Person by Enliven). This prohibition extends to any hedging or similar transaction that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities either granted to a Covered Person as a part of his or her compensation, or held directly or indirectly by a Covered Person.

Role of the Board of Directors in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including independent auditor guidelines and policies with respect to identifying, monitoring and addressing enterprise risks. Our audit committee also monitors compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance and independence of our independent auditor and the performance of our internal audit function, if applicable. Our nominating and corporate governance committee reviews our corporate governance guidelines. Our compensation committee reviews and discusses whether any of our compensation policies and programs encourage excessive risk-taking, reviews the relationship between risk management policies and compensation and evaluates compensation policies and practices that could mitigate any such risk.

Director Compensation

As a result of the Merger, each of David M. Mott, David Bonita, M.D., Mark Chin, Edward Conner, M.D., Carl Goldfischer, M.D., Barbara J. Dalton, Ph.D, and Laura Williams, M.D., MPH, resigned from the board of directors, constituting all of the then-serving non-employee directors of the board of directors of the Company, and all six non-employee directors of Former Enliven were appointed to our board of directors. Dr. Ballal remains a member of our board of directors.

Prior to the completion of the Merger, Imara Inc. non-employee directors received equity compensation in the form of stock option awards for service on our board of directors or committees, as well as cash retainer fees paid quarterly in arrears. Imara Inc. also reimbursed directors for travel and other reasonable out-of-pocket expenses related to attendance at meetings of the board of directors and its committees in accordance with company policy.

Prior to the completion of the Merger, Former Enliven did not have a formal policy to provide any cash or equity compensation to its non-employee directors for their service on its board of directors or committees of its board of directors.

Prior to the completion of the Merger, our board of directors approved an outside director compensation policy in November 2020 to compensate each non-employee director for his or her service with cash retainer fees. In February 2023, our board of directors approved our outside director compensation policy (as amended, the “Director Compensation Policy”) for non-employee directors of the board of directors, in connection with and effective as of the closing of the Merger. Our board of directors approved amendments to the Director Compensation Policy in February 2024. Under the Director Compensation Policy, each non-employee director receives the cash and equity compensation for board services described below. The Company also reimburses non-employee directors for reasonable, customary, and documented travel expenses to board or committee meetings.

The Director Compensation Policy includes a maximum annual limit of $750,000 of cash retainers or fees and the Value (as defined below) of equity awards that may be paid, issued, or granted to a non-employee director in any fiscal year, increased to $1,000,000 in the first year an individual becomes a non-employee director. Any cash compensation paid, or equity awards granted to a person for services as an employee or for services as a consultant (other than as a non-employee director), or prior to the effective date of the Director Compensation Policy, will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to the Company’s non-employee directors.

Cash Compensation

Non-employee directors are entitled to receive the following cash compensation for their services under the Director Compensation Policy:

•	$35,000 per year for service as a board member;

•	$15,000 per year for service as chair of the audit committee;

•	$7,500 per year for service as a member of the audit committee;

•	$10,000 per year for service as chair of the compensation committee;

•	$5,000 per year for service as a member of the compensation committee;

•	$8,000 per year for service as chair of the nominating and corporate governance committee; and

•	$4,000 per year for service as a member of the nominating and corporate governance committee.

Each non-employee director who serves as the chair of a committee will receive the annual fee for service as a member of the board of directors and only the additional annual cash fee as the chair of the committee, and not the annual fee as a member of the committee. All cash payments to outside directors are paid quarterly in arrears on a pro-rated basis.

Equity Compensation

Merger Award: In 2023, the Director Compensation Policy provided that each individual who was a non-employee director as of the closing of the Merger received, on the first trading date on or after closing of the Merger, an award (a “Merger Award”) of stock options to purchase a number of shares of common stock of the Company having a Value (as defined below) of $500,000 (provided that the Merger Award granted to the outside director who served as the non-executive chair of the board of directors (the “Chair”) had a Value of $625,000), with any resulting fraction rounded down to the nearest whole share; provided that the number of shares subject to a Merger Award could not exceed 64,923 (81,153 with respect to the Chair), with such limit subject to equitable adjustment by the board of directors in the event of certain capitalization adjustments. Each Merger Award will vest in equal monthly installments over a 36 month period, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.

Initial Award: Each individual who first becomes a non-employee director following the effective date of the Director Compensation Policy will receive, on the first trading date on or after the date on which the person first becomes a non-employee director (the “Initial Start Date”), an award (an “Initial Award”) of stock options to purchase a number of shares of common stock of the Company having a Value (as defined below) of $500,000, with any resulting fraction rounded down to the nearest whole share; provided that the number of shares subject to an Initial Award will not exceed 64,923, with such limit subject to equitable adjustment by the board of directors in the event of certain capitalization adjustments. Each Initial Award will vest in equal monthly installments over a 36 month period, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date. If the individual was a member of the board of directors and also an employee, becoming a non-employee director due to termination of employment will not entitle them to Initial Awards.

Annual Award: Each non-employee director automatically will receive, on the date of the first meeting of the Company’s board of directors that occurs in the first fiscal quarter of each year, commencing on the first quarter meeting of 2024 and each first quarter meeting thereafter, an annual award (an “Annual Award”) of stock options to purchase a number of shares of common stock of the Company having a Value (as defined below) of $250,000 (provided that an Annual Award granted to the Chair will have a Value of $312,500), with any resulting fraction rounded down to the nearest whole share; provided that the first Annual Award granted to an individual who first becomes a non-employee director following the effective date of the Director Compensation Policy will have a Value (as defined below) equal to the product of (A) $250,000 multiplied by (B) a fraction, (i) the numerator of which is the number of fully completed months between the applicable Initial Start Date and the date of the first annual meeting of the Company’s stockholders to occur after such individual first becomes a non-employee director, and (ii) the denominator of which is 12; and provided further that the number of shares subject to an Annual Award will not exceed 32,461 (40,576 with respect to the Chair), with such limit subject to equitable adjustment by the board of directors in the event of certain capitalization adjustments and automatic pro rata adjustment pursuant to the terms of the Director Compensation Policy with respect to the first Annual Award granted to an individual who first becomes a non-employee director following the effective date of the Director Compensation Policy. Each Annual Award will vest in full on the earlier of (x) the first anniversary of the annual meeting of the Company’s stockholders that occurs in the same calendar year as the date on which the Annual Award is granted or (y) the date of the annual meeting of the Company’s stockholders that occurs in the calendar year immediately following the calendar year containing the date on which the Annual Award is granted, in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.

For purposes of the Director Compensation Policy, “Value” means grant date fair value of the award as determined in accordance with U.S. generally accepted accounting principles, or such other methodology the board of directors or any designated committee of the board of directors, as applicable, may determine prior to the grant of the applicable equity award becoming effective.

In the event of a “change in control” (as defined in the Director Compensation Policy), each non-employee director will fully vest in their outstanding Company equity awards issued under the Director Compensation Policy, including any Merger Award, Initial Award or Annual Award, immediately prior to the consummation of the change in control provided that the non-employee director continues to be a non-employee director through such date.

The following table sets forth information for the year ended December 31, 2023 regarding the compensation awarded to or earned by certain of Former Enliven’s and our former non-employee directors. Mr. Kintz, Former Enliven’s (and our current) President and Chief Executive Officer, and Dr. Lyssikatos, Former Enliven’s (and our current) Chief Scientific Officer, did not receive any additional compensation for their service as members of our or Former Enliven’s board of directors. Dr. Ballal, our former President and Chief Executive Officer, did receive compensation under the Director Compensation Policy for his service as a non-employee member of our board of directors following his resignation as an employee in February 2023. Dr. Kunkel was appointed to our board of directors in 2024 and did not receive compensation for her service as a non-employee director in 2023. Please see the Summary Compensation Table in the section titled “Executive Compensation” for the compensation paid or awarded in 2022 and 2023 to Mr. Kintz and Dr. Lyssikatos by Former Enliven and Enliven, and to Dr. Ballal by Enliven.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)		Total ($)
Non-employee Directors of Former Enliven(2)
Jake Bauer, M.B.A.	51,320	499,889	(3)	551,209
Mika Derynck, M.D.	41,590	499,889		541,479
Rishi Gupta, J.D.	38,375	499,889		538,264
Richard Heyman, Ph.D.	39,264	624,848	(3)	664,112
Andrew Phillips, Ph.D.	43,065	499,889		542,954
Andrew Schwab(4)	14,176	499,889		514,065
Non-employee Directors prior to the Merger(5)
David Bonita, M.D.	—	—		—
Mark Chin	—	—		—
Edward Conner, M.D.	—	—		—
Barbara J. Dalton, Ph.D.	—	—		—
Carl Goldfischer, M.D.	—	—		—
David M. Mott	—	—		—
Laura Williams, M.D., MPH	—	—		—

(1)

With respect to non-employee directors of Former Enliven, the amounts disclosed for all non-employee directors represent the aggregate grant date fair value of the stock options awarded in 2023 subject to time-based vesting conditions, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of this amount are described in the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(2)	Resigned from Former Enliven’s board of directors and was appointed to our board of directors in connection with the closing of the Merger on February 23, 2023.
(3)

As of December 31, 2023, Mr. Bauer held 31,167 unvested shares issued upon the early exercise of a stock option grant that remain subject to Former Enliven’s repurchase right, and Dr. Heyman held 29,335 unvested shares issued upon the early exercise of a stock option grant that remain subject to Former Enliven’s repurchase right.

(4)	Resigned from our board of directors on June 23, 2023.
(5)	Resigned from our board of directors in connection with the closing of the Merger on February 23, 2023.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of nine (9) members, but the size of our board of directors will decrease to eight (8) members, effective at the Annual Meeting in connection with Dr. Lyssikatos’ term of office as a Class I director ending at the Annual Meeting. We are grateful for Dr. Lyssikatos’ distinguished service on the board throughout his tenure. Dr. Lyssikatos will continue to serve as our Chief Scientific Officer. In accordance with our restated certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. At the Annual Meeting, two Class I directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Mika Derynck, M.D. and Rishi Gupta, J.D., as nominees for election as Class I directors at the Annual Meeting. If elected, each of Dr. Derynck and Mr. Gupta will serve as Class I directors until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Dr. Derynck and Mr. Gupta are currently directors of our company, and each has agreed to being named in this proxy statement as nominees. For information concerning the nominees, please see “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Dr. Derynck and Mr. Gupta. We expect that Dr. Derynck and Mr. Gupta will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of two Class I directors requires a plurality of the voting power of the shares present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS I DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2024. Ernst & Young LLP (“EY”) previously served as the Company’s independent registered public accounting firm prior to the Merger. Prior to the Merger, Deloitte served as Former Enliven’s independent registered public accounting firm since 2019.

On February 23, 2023, following the closing of the Merger, the audit committee approved the dismissal of EY as the independent registered public accounting firm and approved the appointment of Deloitte, Former Enliven’s independent registered public accounting firm, as our going-forward independent registered public accounting firm. We filed a Current Report on Form 8-K with the SEC on March 1, 2023 announcing the change in auditors, which filing is incorporated by reference herein.

The reports of EY on the financial statements of the Company for the fiscal years ended December 31, 2021 and December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2021 and December 31, 2022 and subsequent period from January 1, 2023 to February 23, 2023, there were (i) no disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreement in connection with its report and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished to EY the statements made in this Proposal No. 2.

The report of Deloitte on the financial statements of the Company for the fiscal year ended December 31, 2023 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and December 31, 2023, there were (i) no disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its report and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished to Deloitte the statements made in this Proposal No. 2.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Stockholder ratification of the appointment of Deloitte is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the voting power of the votes cast by the holders of all of the shares present in person (virtually) or represented by proxy at the Annual Meeting and voting affirmatively or negatively (i.e., Proposal No. 2), such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2024 if our audit committee believes that such a change would be in the best interests of Enliven and its stockholders. A representative of Deloitte is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Deloitte for our fiscal year ended December 31, 2023 and by EY for our fiscal year ended December 31, 2022.

	2023	2022
Audit Fees(1)	$1,026	$692
Audit-Related Fees(2)	—	35
Tax Fees(3)	36	—
All Other Fees(4)	—	8

Total Fees	$1,062	$735

(1)

“Audit Fees” consist of fees billed for professional services for audits, quarterly reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q, and services in connection with our at-the-market public offerings and the Merger, including registration statements, comfort letters, and consents. These services included services performed in connection with our Form S-3, S-4 and S-8 filings.

(2)	Audit-related fees consisted of fees for accounting consultations reasonably related to the performance of audits or reviews of our financial statements.
(3)	“Tax Fees” consist of fees for professional services performed with respect to tax compliance, tax advice and tax planning.
(4)	“All Other Fees” consist of fees billed for a subscription to an online accounting research service.

Auditor Independence

In 2023, there were no other professional services provided by Deloitte that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All fees paid to Deloitte and EY for our fiscal years ended December 31, 2023 and December 31, 2022 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Deloitte requires the affirmative vote of a majority of the voting power of the votes cast by the holders of all of the shares present in person (virtually) or represented by proxy at the Annual Meeting and voting affirmatively or negatively (i.e., Proposal No. 2).

Abstentions will have no effect on the proposal. A bank, broker or other nominee has authority to vote your unvoted shares held by the firms in street name on this proposal. If a bank, broker or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.

PROPOSAL NO. 3

AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW

On April 8, 2024, our board of directors voted to approve, and to recommend that our stockholders approve, an amendment to our restated certificate of incorporation to provide for the elimination of monetary liability of certain officers of the company in certain limited circumstances, as permitted by Delaware law, as it may be amended from time to time. The proposed certificate of amendment to our restated certificate of incorporation, which would implement this proposal, is attached to this proxy statement as Appendix A.

Background and Rationale for Officer Exculpation

Pursuant to, and consistent with, Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”), our restated certificate of incorporation already eliminates the monetary liability of directors for breach of fiduciary duty as a director to the fullest extent permitted by Delaware law, as it may be amended from time to time. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit Delaware corporations to exculpate certain officers for breaches of the fiduciary duty of care for direct claims. Like the corresponding provisions limiting the liability of directors, Section 102(b)(7) does not permit the elimination of liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. Section 102(b)(7) also does not permit the limitation of liability of officers in any derivative action (brought by or in the right of the company).

Officer exculpation would mitigate the risk to our officers of personal financial ruin as a result of an unintentional misstep, which is important for attracting and retaining talent. Taking into account the narrow class and type of claims for which officers’ liability would be currently exculpated, and the benefits the nominating and governance committee believes such officer exculpation would provide to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers, the corporate governance and nominating committee recommended to our board of directors an amendment to the restated certificate of incorporation to provide such exculpation to the extent permitted by Delaware law as it may be amended from time to time. Based on this recommendation, our board of directors determined that it is advisable and in the best interests of the Company and our stockholders to amend the restated certificate of incorporation as described herein.

Proposed Amendment to Our Restated Certificate of Incorporation

To implement these officer exculpation provisions, we would amend Article SEVENTH of our restated certificate of incorporation. If the amendment is approved by our stockholders, we intend to file a certificate of amendment, in the form attached as Appendix A to this proxy statement, with the Secretary of State of the State of Delaware as soon as practicable after the Annual Meeting, at which time the new amendment will become effective.

The foregoing description of the amendments to our restated certificate of incorporation are qualified in their entirety by, and should be read in conjunction with, the full text of the proposed certificate of amendment, which is attached to this proxy statement as Appendix A.

Vote Required

The amendment to our restated certificate of incorporation to limit the liability of certain officers as permitted by Delaware law requires the affirmative vote of a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote on this proposal. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW.

PROPOSAL NO. 4

AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN, WHICH INCREASES THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 2,900,000 SHARES

Why we are requesting stockholder approval of the amendment and restatement of the Enliven Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan

We are asking our stockholders to approve an amendment and restatement of the Enliven Therapeutics, Inc. Amended and Restated 2020 Equity Incentive Plan (the “Equity Plan”). Our board of directors believes that our success depends, in large part, on the ability to attract, retain and motivate key employees, thereby creating value for all of our stockholders. Central to these objectives is our equity-based compensation program, which we believe has been implemented prudently and consistent with the compensatory practices of other biotechnology companies in our peer group and other companies that we compete with for talent.

Our board of directors also understands that our equity-compensation needs must be balanced against the dilutive effect of such programs on our stockholders. To that end, and based on careful weighing of the considerations, as more fully described below, on April 8, 2024, and subject to approval by our stockholders, our board of directors approved the amendment and restatement of our Equity Plan (the “Restatement”). If approved by stockholders, the Restatement will amend and restate our Equity Plan (such amended and restated Equity Plan, the “Restated Plan”).

The Restated Plan is intended to best position us to implement effective, market-competitive equity compensation awards. To that end, our stockholders are being asked to approve the Restated Plan to increase the number of shares of our common stock reserved for issuance under the plan by 2,900,000 shares.

Our board of directors believes that approval of the Restated Plan would provide an essential tool in meeting our business objectives. We intend to utilize the Restated Plan as we have utilized the Equity Plan—specifically, to grant equity awards to new and existing employees, officers, non-employee directors, and consultants and advisors, all in order to incent, retain and reward those who are critical to our success. The number of shares remaining available for issuance under the Equity Plan is insufficient to meet these equity compensation needs, thus impeding our ability to properly compensate, motivate, incentivize and retain our employees, non-employee directors, and other critical advisors.

Our board of directors determined the requested number of shares for the Restated Plan, based on our historical grant practices, anticipated burn rate, projected future hiring needs, a recommendation by our compensation committee and guidance from our compensation consultant. If our stockholders approve the Restated Plan, then subject to adjustment in the event of stock splits, stock dividends or similar changes in capitalization, awards may be made under the Restated Plan for up to a number of shares of our common stock equal to the sum of: (A) 7,175,000 shares of our common stock; plus (B) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year commencing on January 1, 2024 and continuing for each fiscal year until, and including, the fiscal year commencing on January 1, 2032 equal to the lesser of (i) 4.5% of the outstanding shares on such date and (ii) an amount determined by our board of directors. The increase to the share reserve will be the only material difference between the Equity Plan and the Restated Plan.

If the Restated Plan is not approved, the Equity Plan will remain in effect pursuant to its terms, and our board of directors will consider alternatives for properly compensating our employees, non-employee directors and consultants and advisors.

The following table includes information regarding all of our outstanding equity awards under all of our equity-based compensation plans or arrangements under which shares of our common stock may be issued, other than our 2020 Employee Stock Purchase Plan (“2020 ESPP”), as of April 8, 2024, (assuming the Restated Plan was approved as of such date) and the number of shares of our common stock outstanding of April 8, 2024:

Number of outstanding options (1)	7,729,857
Weighted average exercise price of outstanding options	$13.01
Weighted average remaining contractual term of outstanding options	8.3
Number of outstanding restricted stock units (“RSUs”)	95,817
Remaining shares of common stock available under the Equity Plan	1,267,206
New shares of common stock requested for approval pursuant to the Restated Plan (without regard to annual share increases)	2,900,000
Estimated total number of shares of common stock available for issuance under all equity incentive plans or arrangements (other than the 2020 ESPP) reflecting the new shares requested under the Restated Plan (without regard to annual share increases)	4,167,206

(1)	Includes 238,215 outstanding options under the 2016 Stock Incentive Plan and 2,823,909 outstanding options under the 2019 Equity Incentive Plan.

We expect that the proposed share pool under the Restated Plan will allow us to continue to grant market-competitive equity awards at its historic rates, but the duration of the share pool may vary based on changes in participation and our stock price and may require us to change our current equity grant practices.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. If the Restated Plan is not approved by our stockholders, we will not be able to make long-term equity incentive awards that are sufficient to meet our needs. The inability to make competitive equity awards to retain talented employees in a highly competitive market could have an adverse impact on our business and future prospects. Further, if the Restated Plan is not approved, we could be forced to increase cash compensation, which will reduce the resources we have allocated to meeting our business needs and objectives. Therefore, the approval of the Restated Plan is vital to our future success.

For purposes of this proposal and except where the context otherwise requires, the term “we” and similar terms shall include any of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which we have a controlling interest, as determined by our board of directors.

Accordingly, our board of directors believes approval of the Restated Plan is in the best interests of us and our stockholders and recommends a vote “FOR” the approval of the Restated Plan.

Information Regarding Overhang and Burn Rate

Overhang

In developing our share request for the Restated Plan and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution which we define as the sum of (i) the total number of our shares underlying all equity awards outstanding and (ii) the total number of our shares available for future award grants, divided by the number shares of our common stock outstanding.

As of April 8, 2024, there were 7,825,674 shares underlying all equity awards outstanding and 1,267,206 of our shares available for issuance under the Equity Plan.

As of April 8, 2024, there were 46,805,377 shares of our common stock outstanding. Based on the foregoing, our overhang on April 8, 2024 was 19.4%.

Burn Rate

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of our shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2023 and 2022 calendar years, calculated on a “gross” basis, as well as an average over those years.

Calendar Year	Awards Granted	Basic Weighted Average Common Shares Outstanding	Gross Burn Rate (1)
2023	2,649,470	35,546,215	7.5%
2022	391,653	3,124,274	12.5%

(1)	“Gross burn rate” is defined as the number of equity awards granted in the year divided by the basic weighted average number of shares of our common stock outstanding.

Description of the Restated Plan

The following is a brief summary of the Restated Plan, a copy of which is attached as Appendix B to this proxy statement. References to our board of directors in this summary shall include our compensation committee or any similar committee or sub-committee or the delegated person of us to the extent that our board of directors’ powers or authority under the Restated Plan have been delegated to such committee or delegated persons, in accordance with the Restated Plan.

Types of Awards; Shares Available for Awards; Share Counting Rules

The Restated Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, other stock-based awards and cash awards as described below, which are collectively, for purposes of this proposal, referred to as “awards”.

Subject to adjustment in the event of stock splits, stock dividends or similar changes in capitalization, awards may be made under the Restated Plan for up to a number of shares of our common stock equal to the sum of: (A) 7,175,000 shares of our common stock; plus (B) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year commencing on January 1, 2024 and continuing for each fiscal year until, and including, the fiscal year commencing on January 1, 2032, equal to the lesser of (i) 4.5% of the outstanding shares on such date and (ii) an amount determined by our board of directors.

Subject to adjustment in the event of stock splits, stock dividends or similar changes in capitalization, no more than 7,175,000 of the shares of common stock that are available for issuance may be issued as incentive stock options under the Restated Plan. Shares of our common stock issued under the Restated Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The Restated Plan provides that the maximum aggregate amount of cash and value (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director, in his or her capacity as a non-employee director, in any calendar year may not exceed $750,000 in the case of an incumbent non-employee director or $1,000,000 in the case of a non-employee director’s initial year of service. Moreover, fees paid by us on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to the non-employee director as reimbursement of an expense will not count against this limit. Exceptions to this limitation may only be made by our board of directors in extraordinary circumstances provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation.

For purposes of counting the number of our shares available for the grant of awards under the Restated Plan, all shares of our common stock covered by SARs will be counted against the number of shares available for the grant of awards. However, SARs that may be settled only in cash will not be so counted. Similarly, to the extent that an RSU award may be settled only in cash, no shares will be counted against our shares available for the grant of awards under the Restated Plan in respect of such RSU award. In addition, if we grant a SAR in tandem with an option for the same number of shares of our common stock and provide that only one such award may be exercised, which we refer to as a tandem SAR, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Restated Plan.

Shares covered by awards under the Restated Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of a SAR that was settleable either in cash or in stock actually being settled in cash) will again be available for the grant of awards under the Restated Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the Restated Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board of directors may grant awards under the Restated Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Restated Plan. No such substitute awards shall count against the overall share limit or any sublimit, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Options. A participant who is awarded an option receives the right to purchase a specified number of shares of our common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. An option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our board of directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the Restated Plan, options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

The Restated Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our board of directors, in connection with a “cashless exercise”

through a broker, (iii) to the extent provided in the applicable award agreement or approved by our board of directors, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of our common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable non-statutory stock option award agreement or approved by our board of directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of our common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our board of directors, by any other lawful means, or (vi) by any combination of these forms of payment to the extent approved by the board of directors.

Stock Appreciation Rights. A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The Restated Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our board of directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years.

Limitation on Repricing of Options or SARs. With respect to options and SARs, unless such action is approved by our stockholders or otherwise permitted under the terms of the Restated Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding option or SAR granted under the Restated Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the Restated Plan) and grant in substitution therefor new awards under the Restated Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the Restated Plan that constitutes a “repricing” within the meaning of the rules of The Nasdaq Stock Market or any other exchange or marketplace on which our stock is listed or traded.

Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of accrued dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following when such shares become free from the restrictions on transferability and forfeitability that apply to such shares.

Restricted Stock Unit Awards. A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, to be delivered at the time such award vests pursuant to the terms and conditions established by our board of directors. Our board of directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded.

Other Stock-Based Awards. Under the Restated Plan, our board of directors may grant other awards of shares of our common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the Restated Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our board of directors may determine.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the Restated Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities, the employees of which are eligible to receive incentive stock options under the Code.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of our common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to us.

No Rights as a Stockholder; Clawback

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of our common stock to be distributed with respect to an award granted under the Restated Plan until becoming a record holder of such shares, subject to the terms of an award agreement. In accepting an award under the Restated Plan, a participant agrees to be bound by any clawback policy that we have in effect or may adopt in the future.

Plan Benefits

As of April 8, 2024, we had 7 non-employee directors and approximately 51 employees (including our two employee directors) and 13 consultants, who are eligible to receive awards under the Restated Plan.

New Plan Benefits Table

The number of awards that an employee, director, or consultant may receive under the Restated Plan is in the discretion of the administrator and therefore cannot be determined in advance. For (i) each of our named executive officers, (ii) our executive officers, as a group, (iii) our directors who are not executive officers, as a group, and (iv) all of our employees who are not executive officers, as a group, the following table sets forth the following information: (A) the aggregate number of shares subject to stock options granted under the Equity Plan during 2023, (B) the average per share exercise price of such options, (C) the aggregate number of RSUs granted under the Equity Plan during 2023, and (D) the dollar value of such RSUs.

	Number of Shares Subject to Options	Average Per Share Exercise Price of Options	Number of RSUs	Dollar Value of RSUs (1)
Sam Kintz, M.B.A. President and Chief Executive Officer	452,000	$22.75	—	$—
Rahul D. Ballal, Ph.D. Former President and Chief Executive Officer	27,567	$25.28	—	$—
Helen Collins, M.D. Chief Medical Officer	206,000	$22.75	—	$—
Joseph P. Lyssikatos, Ph.D. Chief Scientific Officer	206,000	$22.75	—	$—
All executive officers, as a group	1,276,000	$22.75	—	$—
All directors who are not executive officers, as a group	199,860	$25.28	—	$—
All employees who are not executive officers, as a group	1,087,918	$19.69	80,692	$1,226,515

(1)	Reflects the aggregate grant date fair value of the equity awards computed in accordance with FASB ASC Topic 718.

Administration

The Restated Plan will be administered by our board of directors. Our board of directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Restated Plan that it deems advisable and to construe and interpret the provisions of the Restated Plan and any award agreements entered into under the Restated Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the Restated Plan or any award in the manner and to the extent it deems expedient, and the board of directors will be the sole and final judge of such expediency. All actions by our board of directors with respect to the Plan and any Awards will be made in our board of directors’ sole discretion and will be final and binding on all persons having or claiming any interest in the Restated Plan or in any award.

Pursuant to the terms of the Restated Plan, our board of directors may delegate any or all of its powers under the Restated Plan to one or more committees or subcommittees of our board of directors. Our board of directors may authorize our compensation committee to administer certain aspects of the Restated Plan. Awards granted to non-employee directors must be granted and administered by a committee of our board of directors, all of the members of which are independent directors as defined by Section 5605(a)(2) of the rules of the Nasdaq Stock Market or corresponding rules of any other exchange or marketplace on which our stock is traded or listed. Subject to any requirements of applicable law, our board of directors may, by resolution, delegate to one or more persons (including officers) or bodies, both of which we refer to as delegated persons, the power to grant awards (subject to any limitations under the Restated Plan) to eligible service providers of ours and to exercise such other powers under the Restated Plan as our board of directors may determine, provided that, our board of directors shall fix (i) the maximum number of awards and the maximum number of our shares issuable upon exercise of such awards, (ii) the time period during which such awards, and during which shares issuable upon exercise of the awards, may be issued and (iii) the minimum amount of consideration (if any) for which such awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise of the awards; and provided further, that no delegated person shall be authorized to grant awards to himself, herself or itself; and provided further, that no delegated person shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

Subject to applicable limitations contained in the Restated Plan, our board of directors, our compensation committee, or any other committee or subcommittee or delegated person to whom our board of directors has delegated authority pursuant to the Restated Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of our common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the Restated Plan, each award under the Restated Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly. Our board of directors will determine the effect on an award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights.

Our board of directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board of directors, to (i) the number and class of securities available under the Restated Plan, (ii) the share counting rules set forth in the Restated Plan, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock, and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU award and each outstanding other stock-based award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of our shares subject to an outstanding option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises an option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of our common stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Restated Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board of directors’ approval) arising out of any act or omission to act concerning the Restated Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the Restated Plan with respect to repricing outstanding stock options or SARs, our board of directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a non-statutory stock option, provided that the participant’s consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Restated Plan or the change is otherwise permitted under the terms of the Restated Plan in connection with certain corporate events.

Reorganization Events

The Restated Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Restated Plan as (a) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (b) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (c) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Stock. Under the Restated Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (1) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (2) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately before the reorganization event and/or that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (3) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (4) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event (the “Acquisition Price”), make or provide for a cash payment to participants with respect to each award held by a participant equal to (A) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, (5) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (6) any combination of the foregoing.

Our board of directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the Restated Plan.

Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our board of directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

Provisions for Foreign Participants

Our board of directors may establish one or more sub-plans under the Restated Plan to satisfy applicable securities, tax or other laws of various jurisdictions. Our board of directors will establish such sub-plans by adopting supplements to the Restated Plan containing any limitations on our board of directors’ discretion under the Restated Plan and any additional terms and conditions not otherwise inconsistent with the Restated Plan as our board of directors deems necessary or desirable. All supplements adopted by our board of directors will be deemed to be part of the Restated Plan, but each supplement will only apply to participants within the affected jurisdiction.

Withholding

The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of our common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by our board of directors, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of our common stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by our board of directors, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal, state and local tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of our common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of our shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine in our sole discretion to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination

Our Restated Plan will automatically terminate in 2033, unless terminated earlier pursuant to its terms. Our board of directors may amend, suspend or terminate the Restated Plan or any portion of the Restated Plan at any time, except that no amendment that would require our stockholder approval under the rules of the national securities exchange on which we maintain our primary listing may be made effective unless and until such amendment has been approved by our stockholders. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Restated Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the Restated Plan at the time the amendment is adopted, provided that our board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Restated Plan. No award will be made that is conditioned on our stockholder approval of any amendment to the Restated Plan unless the award provides that (i) it will terminate or be forfeited if our stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.

If our stockholders do not approve the Restated Plan, the Restated Plan will not go into effect, and we will not grant any awards under the Restated Plan but the existing Equity Plan will remain in effect. In this event, our board of directors will consider whether to adopt alternative arrangements based on its assessment of its needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Restated Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Non-statutory Stock Options. A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make an election under Section 83(b) of the Code with respect to an RSU award. When the shares or common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the Restated Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to Enliven. There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

Vote Required

The amendment and restatement of the Amended and Restated 2020 Equity Incentive Plan, which increases the number of shares authorized for issuance thereunder by 2,900,000 shares, requires the affirmative vote of a majority of the voting power of the votes cast by the holders of all of the shares present in person (virtually) or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter (i.e., Proposal No. 4).

Abstentions will have no effect on the proposal. A bank, broker or other nominee has authority to vote your unvoted shares held by the firms in street name on this proposal. If a bank, broker or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN.

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Enliven Therapeutics, Inc. (the “Company”) specifically incorporates it by reference in such filing.

The audit committee assists our board of directors with respect to its oversight of:

•	our accounting and financial reporting processes and internal controls;

•	the audit and integrity of our financial statements;

•	our compliance with applicable law, including United States federal securities laws and other legal and regulatory requirements;

•

our major financial risk exposures, policies for identifying, monitoring and addressing enterprise risks, the steps management has taken to monitor and control these risks, and management’s plans to assess such risks; and

•	the independent registered public accounting firm’s qualifications, independence and performance.

The audit committee also reviews the performance of our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The audit committee is composed of three non-employee directors. Our board of directors has determined that each member of the audit committee is independent, and that Mr. Bauer qualifies as an “audit committee financial expert” under the SEC rules.

The audit committee provides our board of directors such information and materials as it may deem necessary to make our board of directors aware of financial matters requiring the attention of our board of directors. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in our 2023 Annual Report on Form 10-K with management, including a discussion of key line items, year-over-year changes and factors driving such results. The audit committee discussed both the financial and non-financial components of the 2023 Annual Report on Form 10-K. The audit committee reports on these meetings to our board of directors.

The audit committee received the Company’s audited consolidated balance sheet as of December 31, 2023, the related consolidated statements of operations and comprehensive loss, convertible preferred stock and stockholders’ equity (deficit), and cash flows for the year ended December 31, 2023, and the report of Deloitte (collectively, the “Audited Financial Statements”). The audit committee reviewed and discussed the Company’s Audited Financial Statements with management and Deloitte. The audit committee discussed with Deloitte the matters required to be discussed in accordance with Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees.

The audit committee has received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the audit committee concerning independence and has discussed with Deloitte its independence. In addition, the audit committee has discussed with Deloitte its independence from management and the Company, including matters in the letter from Deloitte required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with Deloitte’s independence.

Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the Company’s Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

The audit committee also has selected Deloitte as the independent registered public accounting firm for fiscal year 2024. Our board of directors recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the audit committee of the board of directors:

Jake Bauer, M.B.A. (Chair)

Mika Derynck, M.D.

Andrew Phillips, Ph.D.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers and their respective ages as of March 1, 2024. Officers are elected by the board of directors to hold office until their successors are elected and qualified.

Name	Age	Position

Sam Kintz, M.B.A.	38	President, Chief Executive Officer and Director

Benjamin Hohl	35	Chief Financial Officer and Head of Corporate Development

Helen Collins, M.D.	61	Chief Medical Officer

Joseph P. Lyssikatos, Ph.D.	59	Chief Scientific Officer and Director(1)

Anish Patel, Pharm.D.	44	Chief Operating Officer

(1)

Dr. Lyssikatos’ directorship will end at the Annual Meeting, and we thank Dr. Lyssikatos for his service on our board of directors. Dr. Lyssikatos will continue to serve as our Chief Scientific Officer.

For the biography of Mr. Kintz, please see “Board of Directors and Corporate Governance—Continuing Directors.”

Benjamin Hohl has served as Enliven’s Chief Financial Officer and Head of Corporate Development since the closing of the Merger on February 23, 2023, and was appointed in connection with the closing of the Merger. Mr. Hohl has served as Former Enliven’s Chief Financial Officer since August 2021. Mr. Hohl joined Former Enliven from the Healthcare Investment Banking Group at Goldman Sachs & Co LLC, an investment bank and financial services company, where he worked as an investment banker for nearly a decade advising on and executing biopharmaceutical and life sciences financing and strategic transactions from July 2012 to July 2021. He holds a B.A. in Business Economics and Accounting from the University of California, Los Angeles.

Helen Collins, M.D., has served as Enliven’s Chief Medical Officer since the closing of the Merger on February 23, 2023, and was appointed in connection with the closing of the Merger. Dr. Collins served as Former Enliven’s Chief Medical Officer from July 2021 until the closing of the Merger. Prior to joining Former Enliven, Dr. Collins was with Five Prime Therapeutics, Inc., a clinical-stage biotechnology company focused on oncology and immunology diseases which was acquired by Amgen, Inc., where she served as Executive Vice President from August 2019 and Chief Medical Officer from March 2017 to April 2021. She also served as Senior Vice President from March 2017 to August 2019 and Vice President of Clinical Development from June 2016 to March 2017. She serves as a member of the board of directors of Kura Oncology, Inc., a clinical stage biopharmaceutical company. Dr. Collins holds an A.B. in Chemistry from Bryn Mawr College and an M.D. from the Johns Hopkins University School of Medicine.

Joseph P. Lyssikatos, Ph.D., has served as Chief Scientific Officer and a member of the board of directors of the Company since the closing of the Merger on February 23, 2023, and was appointed in connection with the closing of the Merger. Dr. Lyssikatos’ directorship will end at the Annual Meeting, and we thank Dr. Lyssikatos for his service on our board of directors. Dr. Lyssikatos will continue to serve as our Chief Scientific Officer. Dr. Lyssikatos is one of Former Enliven’s co-founders and served as its Chief Scientific Officer and a member of its board of directors from June 2019 until the closing of the Merger. Prior to joining Former Enliven, Dr. Lyssikatos served as an Executive Director of Discovery and Head of Oncology ADC Technologies at Stemcentrx, Inc., a subsidiary of AbbVie Inc. and biopharmaceutical company, from March 2017 to June 2019. He served as a Denali Fellow at Denali Therapeutics Inc., a clinical stage biopharmaceutical company focused on therapies relating to neurodegenerative diseases, from November 2015 to March 2017. He also served as Vice President of Medicinal Chemistry and DMPK at Biogen Inc., a biotechnology company focused on therapies for neurological diseases, from June 2014 to November 2015. He has also worked as an Executive Director at AbbVie, Staff Scientist at Genentech and Senior Director at Array Biopharma. Dr. Lyssikatos holds a B.S. in Chemistry from the College of William and Mary and a Ph.D. in Chemistry from the University of California, Berkeley.

Anish Patel, Pharm.D., has served as Enliven’s Chief Operating Officer since the closing of the Merger on February 23, 2023, and was appointed in connection with the closing of the Merger. Dr. Patel is one of Former Enliven’s co-founders and served as its Chief Operating Officer from June 2019 until the closing of the Merger. Prior to joining Former Enliven, Dr. Patel served as Head of Medical Affairs at Stemcentrx from August 2016 to April 2019. Prior to Stemcentrx, Dr. Patel served as Senior Director of Field Medical/ Marketing at Pharmacyclics, an AbbVie company focused on developing small-molecule medicines for the treatment of cancers and immune-mediated diseases, from April 2013 to July 2016. He holds a B.S. in Microbiology and Chemistry from the University of Illinois, Urbana-Champaign and a Pharm.D. from the University of Michigan, Ann Arbor.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and individual goal achievement. Our compensation committee then reviews the recommendations and other market data. Our compensation committee makes decisions as to total compensation for each executive officer (excluding our Chief Executive Officer, whose compensation is determined by our board of directors), although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation.

Our named executive officers for 2023, which consist of our principal executive officer, our former principal executive officer, the next two most highly compensated executive officers, are:

•	Sam Kintz, M.B.A., President and Chief Executive Officer;

•	Rahul D. Ballal, Ph.D., former President and Chief Executive Officer;

•	Helen Collins, M.D., Chief Medical Officer; and

•	Joseph P. Lyssikatos, Ph.D., Chief Scientific Officer.

Summary Compensation Table

The following table shows information regarding the compensation of our named executive officers for services performed during the years ended December 31, 2022 and December 31, 2023.

Name and Principal Position	Fiscal Year	Salary ($)(1)		Bonus ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Option Awards ($)		Stock Awards ($)(4)	All Other Compensation ($)		Total ($)
Named Executive Officers
Sam Kintz, M.B.A.	2023	561,190		—	302,500	7,413,342	(5)	—	2,719	(6)	8,279,751
President and Chief Executive Officer	2022	400,000		—	195,000	126,839	(7)	—	2,000	(8)	723,839
Helen Collins, M.D.	2023	479,011		—	204,600	3,378,647	(5)	—	2,581	(9)	4,064,839
Chief Medical Officer	2022	400,000		—	156,000	87,504	(10)	—	2,000	(8)	645,504
Joseph P. Lyssikatos, Ph.D.	2023	436,502		—	193,600	3,378,647	(5)	—	2,571	(11)	4,011,320
Chief Scientific Officer	2022	350,000		—	156,000	27,770	(12)	—	2,000	(8)	535,770
Rahul D. Ballal, Ph.D. (13)	2023	113,874	(14)	—	—	499,889	(15)	—	1,252,046	(16)	1,865,809
Former President and Chief Executive Officer	2022	547,917		275,000	—	135,342	(17)	181,332	10,090	(18)	1,149,681

(1)	The amounts disclosed represent the dollar value of base salary earned by the named executive officer as of December 31, 2022 and December 31, 2023.
(2)

The amounts disclosed for 2022 represent annual bonuses earned by the named executive officer during 2022 and paid in 2023. With respect to Dr. Ballal, the amount reported for 2022 represents the cumulative amount earned by Dr. Ballal in 2022 pursuant to a retention agreement between the Company and Dr. Ballal, dated May 5, 2022, as amended.

(3)

The amounts disclosed for 2023 represent annual bonuses earned by the named executive officer for achievement of 2023 performance metrics and paid in 2024 under the Company’s 2023 Bonus Plan. For additional details, please see the section below titled “Non-Equity Incentive Plan Compensation.”

(4)

The amounts reported in the “Stock Awards” column reflect the aggregate fair value of the restricted stock unit awarded during the year calculated based on the closing price of $5.52 of the Company’s common stock on Nasdaq on the date of grant multiplied by the number of shares of common stock underlying the restricted stock unit.

(5)

The amounts disclosed represent the aggregate grant date fair value of the stock options awarded in 2023 subject to time-based vesting conditions, computed in accordance with FASB ASC Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are described in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(6)	Amount represents $2,000 from 401(k) matching contributions, $719 from premiums paid on behalf of Mr. Kintz for life insurance.
(7)

The amount disclosed represents the incremental increase in the fair value of the stock option to purchase 404,363 shares of Former Enliven common stock originally granted to Mr. Kintz on March 25, 2021 arising from the repricing of such stock option from an exercise price of $4.68 per share to an exercise price of $2.48 per share on August 9, 2022, in the amount of $126,839 as computed in accordance with ASC Topic 718. Assumptions used in the calculation of this amount are described in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(8)	Amount represents 401(k) matching contributions.
(9)	Amount represents $2,000 from 401(k) matching contributions and $581 from premiums paid on behalf of Dr. Collins for life insurance.
(10)

The amount disclosed represents the incremental increase in the fair value of the stock option to purchase 287,084 shares of Former Enliven common stock originally granted to Dr. Collins on June 17, 2021 arising from the repricing of such stock option from an exercise price of $4.68 per share to an exercise price of $2.48 per share on August 9, 2022, in the amount of $87,504 as computed in accordance with ASC Topic 718. Assumptions used in the calculation of this amount are described in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(11)	Amount represents $2,000 from 401(k) contributions and $571 from premiums paid on behalf of Dr. Lyssikatos for life insurance.
(12)

The amount disclosed represents the incremental increase in the fair value of the stock option to purchase 88,531 shares of Former Enliven common stock originally granted to Dr. Lyssikatos on March 25, 2021 arising from the repricing of such stock option from an exercise price of $4.68 per share to an exercise price of $2.48 per share on August 9, 2022, in the amount of $27,770 as computed in accordance with ASC Topic 718. Assumptions used in the calculation of this amount are described in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(13)	In connection with the Merger, Dr. Ballal resigned as President and Chief Executive Officer of the Company effective February 23, 2023.
(14)

Amount represents $84,027 paid as salary to Dr. Ballal for his services as our former President and Chief Executive Officer, and $29,847 as fees for his services as a non-employee director pursuant to the Director Compensation Policy.

(15)

The amount disclosed represents the aggregate grant date fair value of the stock options awarded to Dr. Ballal in his capacity as a non-employee director under our Director Compensation Policy as a “Merger Award” in 2023 subject to time-based vesting conditions, computed in accordance with FASB ASC Topic 718, Compensation—Stock Compensation. Assumptions used in the calculation of this amount are described in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Stock-Based Compensation” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

(16)

Amount represents $1,225,500 in severance payout, $101 from premiums paid on behalf of Dr. Ballal for life insurance and $26,445 in vacation benefits pay out related to Dr. Ballal’s termination of employment.

(17)

The amounts disclosed reflect the aggregate fair value of the stock options awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See Note 10 of the notes to the Company’s consolidated financial statements for the fiscal year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 10, 2023, and incorporated by reference herein, regarding assumptions underlying the valuation of equity awards.

(18)	Amount represents $9,000 from 401(k) matching contributions and $1,090 from premiums paid on behalf of Dr. Ballal for life insurance.

Employment Arrangements with Our Named Executive Officers

Sam Kintz, M.B.A.

We have entered into an amended and restated confirmatory employment letter with Mr. Kintz, our President and Chief Executive Officer. The confirmatory employment letter has no specific term and provides for at-will employment. In January 2024, the compensation committee of the Company’s board of directors approved an increase to Mr. Kintz’s current annual base salary to $600,000, and Mr. Kintz’s current annual target bonus is 50% of his annual base salary. As of December 31, 2023, Mr. Kintz’s annual base salary was $550,000, and Mr. Kintz’s annual target bonus was 50% of his annual base salary.

Mr. Kintz is eligible for severance and change in control benefits, as more fully described below in the section titled “Potential Payments upon Termination or Change in Control.”

Joseph P. Lyssikatos, Ph.D.

We have entered into an amended and restated confirmatory employment letter with Dr. Lyssikatos, our Chief Scientific Officer. The confirmatory employment letter has no specific term and provides for at-will employment. In January 2024, the compensation committee of the Company’s board of directors approved an increase to Dr. Lyssikatos’ current annual base salary to $470,000, and Dr. Lyssikatos’ current annual target bonus is 40% of his annual base salary. As of December 31, 2023, Dr. Lyssikatos’ annual base salary was $440,000, and Dr. Lyssikatos’ annual target bonus was 40% of his annual base salary.

Dr. Lyssikatos is eligible for severance and change in control benefits, as more fully described below in the section titled “Potential Payments upon Termination or Change in Control.”

Helen Collins, M.D.

We have entered into an amended and restated confirmatory employment letter with Dr. Collins, our Chief Medical Officer. The confirmatory employment letter currently has no specific term and provides for at-will employment. In January 2024, the compensation committee of the Company’s board of directors approved an increase to Dr. Collins’ current annual base salary to $495,000, and Dr. Collins’ current annual target bonus is 40% of her annual base salary. As of December 31, 2023, Dr. Collins’ annual base salary was $465,000, and Dr. Collins’ annual target bonus was 40% of her annual base salary.

Dr. Collins is eligible for severance and change in control benefits, as more fully described below in the section titled “Potential Payments upon Termination or Change in Control.”

Rahul D. Ballal, Ph.D.

We entered into a letter agreement with Dr. Ballal in connection with his initial hiring, which was subsequently amended to provide for certain severance payments and benefits, as well as full acceleration of vesting on all outstanding options and restricted stock units upon a termination of Dr. Ballal’s employment under certain circumstances (the “Ballal Letter Agreement”). Under the Ballal Letter Agreement, Dr. Ballal’s employment was at-will. In 2022, Dr. Ballal’s annual base salary was $550,000, and he was eligible to receive an annual discretionary bonus of up to 50% of his annual base salary.

On May 5, 2022, the Company entered into a retention agreement with Dr. Ballal, which was amended on September 6, 2022 (the “Ballal Retention Agreement”). Pursuant to the Ballal Retention Agreement, Dr. Ballal was eligible to receive cash retention payments totaling up to $275,000. Fifty percent of the cash retention payment was paid by the Company to Dr. Ballal shortly following the execution of an asset purchase agreement with Cardurion Pharmaceuticals, Inc. (“Cardurion”) on September 6, 2022, in accordance with the terms of the retention agreement. Dr. Ballal was paid the remaining fifty percent of the cash retention payment contemplated by the retention agreement shortly following closing of the asset sale of tovinontrine (IMR-687) and all other assets of the Company related to its PDE9 program on November 10, 2022. Pursuant to the Ballal Retention Agreement, since Dr. Ballal was employed by the Company on the date of the closing of the Merger, the exercise period for the outstanding stock options held by Dr. Ballal with an exercise price of less than $5.00 per share (prior to the Reverse Stock Split) was modified so that the date that each applicable option may be exercised was extended to the earlier of (a) eighteen months following his cessation of employment from the Company and (b) the final exercise date for each such applicable stock option. The applicable exercise period will be the later of 18 months following his cessation of employment from the Company or the exercise period that would otherwise apply following his termination of service as a director (but in either case not beyond the final exercise date for each such applicable stock option).

On February 23, 2023, Dr. Ballal resigned as the Company’s President and Chief Executive Officer. In connection with such resignation, the Company entered into a separation agreement with Dr. Ballal. Pursuant to such separation agreement, the Company paid Dr. Ballal the gross amount of $1,225,500, representing (i) 18 months of salary at Dr. Ballal’s then-current base rate of pay (less $12,000 in accordance with the Ballal Letter Agreement) and (ii) 150% of Dr. Ballal’s then-current target bonus, in each case less lawful taxes, deductions and withholdings, in a lump sum. The Company will also reimburse Dr. Ballal’s premiums under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) on a monthly basis until the earlier of (i) 18 months following February 23, 2023, or (ii) the date upon which Dr. Ballal commences full time employment (or employment that provides him with eligibility for healthcare benefits substantially comparable to those provided by the Company or its affiliates) with an entity other than the Company or its affiliate. Under his separation agreement, Dr. Ballal waived acceleration of vesting of any outstanding and unvested stock options, but his outstanding equity awards will otherwise continue to vest pursuant to their terms, subject to his continued service as a member of the Company’s board of directors.

On February 23, 2023, Dr. Ballal became a non-employee director under our Director Compensation Policy and was granted a Merger Award. For additional information regarding our Director Compensation Policy, please see the section above titled “Director Compensation.”

Repricing of Former Enliven Equity Awards

To further focus Former Enliven’s executive officers on Former Enliven’s long-term performance, Former Enliven granted equity compensation in the form of stock options. In the year ended December 31, 2021, the Former Enliven board of directors awarded options to purchase shares of Former Enliven common stock to each of Mr. Kintz and Drs. Collins and Lyssikatos. On March 25, 2021, Mr. Kintz was granted an option covering 404,363 shares at an exercise price of $4.68 per share, and Dr. Lyssikatos was granted an option covering 88,531 shares at an exercise price of $4.68 per share. On June 17, 2021, Dr. Collins was granted an option covering 287,084 shares at an exercise price of $4.68 per share.

On August 9, 2022, the Former Enliven board of directors amended the exercise price of all outstanding and unexercised stock options with an exercise price per share greater than $2.48 to $2.48. No other terms or conditions of the option were changed in connection with the repricing.

Non-Equity Incentive Plan Compensation

2023 Bonus Plan

The Company provides cash incentive compensation to its named executive officers based on their meeting of one or more corporate performance objectives (the “2023 Bonus Plan”). The performance objectives that the named executive officers must meet change from year to year as market conditions evolve and different priorities are established, but the Company’s board of directors select challenging goals that are achievable only by strong performance.

All of the Company’s named executive officers, other than Dr. Ballal, participated in its 2023 Bonus Plan, which provided them with an opportunity to receive formula-based incentive amounts on an annual basis. These named executive officers’ target bonus opportunities under the 2023 Bonus Plan are expressed as a percentage of each named executive officer’s annual base salary. The target bonus opportunity for Mr. Kintz was 50% and for Drs. Collins and Lyssikatos was 40% for 2023.

For 2023, the performance metrics for which achievement was measured to determine bonuses were as follows:

•	Clinical Development Goals

•	Pipeline Goals

•	Corporate and Strategic Goals

In January 2024, the compensation committee of the Company’s board of directors determined that the Company met or exceeded most of its goals. In light of its review of such accomplishments in fiscal year 2023, in January 2024, the compensation committee of the Company’s board of directors determined to approve a bonus payout of 110% of target for each of our named executive officers, other than Dr. Ballal, under the 2023 Bonus Plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2023:

	Option awards (1)
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)		Option expiration date
Rahul D. Ballal, Ph.D.	65,999		—		12.60		10/18/2028
	80,322		—		19.68		5/15/2029
	23,470		1,566	(2)	19.68		5/15/2029
	22,917		10,420	(3)	52.20		1/27/2031
	14,368		18,481	(4)	5.52		1/27/2032
	7,657		19,910	(5)	25.28		2/23/2033
Sam Kintz, M.B.A.	267,836	(6)(7)	28,714		1.12		6/15/2030
	303,272	(6)(8)	101,091		2.48	(9)	3/24/2031
	—		452,000		22.75		4/4/2033
Helen Collins, M.D.	179,427	(6)(10)	107,657		2.48	(9)	6/16/2031
	—		206,000		22.75		4/4/2033
Joseph P. Lyssikatos, Ph.D.	267,836	(6)(7)	28,714		1.12		6/15/2030
	66,398	(6)(8)	22,133		2.48	(9)	3/24/2031
	—		206,000		22.75		4/4/2033

(1)	The share values and option exercise price reflect shares subject to such assumed awards as measured on a post-Merger, post-Reverse Stock Split basis.
(2)

This option was granted on May 16, 2019, and 25% of the shares underlying the option vested on February 25, 2021, the first anniversary of the closing of the second tranche of the Company’s series B preferred stock financing, with the remaining shares vesting in quarterly installments for three years thereafter.

(3)

This option was granted on January 28, 2021, and the shares underlying the option vest and become exercisable over four years, with 25% of the shares having vested on the first anniversary of the date of grant and the remaining shares vesting in equal quarterly installments thereafter, subject to Dr. Ballal’s continuous service with the Company.

(4)

This option was granted on January 28, 2022, and the shares underlying the option vest and become exercisable over four years, with 25% of the shares vesting on the first anniversary of the date of grant and the remaining shares vesting in equal quarterly installments thereafter, subject to Dr. Ballal’s continuous service with the Company.

(5)

This option was granted on February 23, 2023 as a “Merger Award” pursuant to the Company’s Director Compensation Policy. For additional information, please see the section above titled “Director Compensation”.

(6)

This outstanding equity award was granted pursuant to the Former Enliven 2019 Equity Incentive Plan (the “Former Enliven 2019 Plan”). In connection with the Merger, each stock option granted under the Former

Enliven 2019 Plan that was outstanding immediately prior to the effective time of the Merger was assumed by the Company and became an option to acquire, on the same terms and conditions as were applicable to such Former Enliven stock option immediately prior to the effective time of the Merger, a number of shares of Company common stock equal to the number of shares of Former Enliven common stock subject to the unexercised portion of the Former Enliven stock option immediately prior to the effective time of the Merger, multiplied by the exchange ratio (rounded down to the nearest whole share number), with an exercise price per share for the options equal to the exercise price per share of such Former Enliven stock option immediately prior to the effective time of the Merger divided by the exchange ratio (rounded up to the nearest whole cent). Such assumed options continue to be governed by the terms and conditions of the Former Enliven 2019 Plan. Upon the closing of the Merger, the Company assumed the Former Enliven 2019 Plan. The share values above reflect shares subject to such assumed awards as measured on a post-Merger, post-Reverse Stock Split basis.
(7)

The option is subject to an early exercise provision and is immediately exercisable. Shares subject to the option vest in 48 equal monthly installments beginning on May 3, 2020, subject to continued service to the Company.

(8)	The shares subject to the option vest in 48 equal monthly installments beginning on January 14, 2021, subject to continued service to the Company.
(9)

This stock option was originally granted with an exercise price of $4.68 per share. On August 9, 2022, the Former Enliven board of directors amended the exercise price of all outstanding and unexercised stock options with an exercise price per share greater than $2.48 to $2.48. No other terms or conditions of the option were changed in connection with the repricing.

(10)	25% of the shares subject to the option vested on June 17, 2022 and the remainder vest in 36 equal monthly installments thereafter, subject to continued service to the Company.

Potential Payments upon Termination or Change in Control

The board of directors has approved and the Company’s executive officers and other key employees have entered into change in control and severance agreements, in connection with and effective as of the closing of the Merger on February 23, 2023.

Pursuant to the change in control and severance agreements, if, within the 3 month period prior to or the 12 month period following a “change in control” (as defined in the applicable agreement), the Company terminates the employment of the applicable executive without “cause ” (excluding death or disability) or such executive resigns for “good reason” (as defined in the applicable agreement) and within 60 days of such termination the executive executes and does not revoke a separation agreement and release of claims, such executive will be entitled to receive (i) a lump sum payment equal to the sum of 12 months (or 18 months with respect to Mr. Kintz) of such executive’s then current annual base salary and 100% (or 150% with respect to Mr. Kintz) of the executive’s annual target bonus, less applicable withholdings, (ii) payment of premiums to maintain group health insurance continuation benefits pursuant to COBRA for such executive and such executive’s respective eligible dependents for up to 12 months (or 18 months with respect to Mr. Kintz) and (iii) vesting acceleration as to 100% of the then-unvested shares subject to each of such executive’s then outstanding equity awards (and in the case of awards subject to performance-based vesting conditions, such performance-based vesting conditions will be deemed achieved at target, unless otherwise specified in the applicable award agreement governing such award).

Pursuant to the change in control and severance agreements, if, outside of the 3 month period prior to or the 12 month period following a “change in control” (as defined in the applicable agreement), the Company terminates the employment of the applicable executive without “cause” (excluding death or disability) or such executive resigns for “good reason” (as defined in the applicable agreement) and within 60 days of such termination the executive executes and does not revoke a separation agreement and release of claims, such executive will be entitled to receive (i) continuing payments of his or her then current annual base salary for a period of 9 months (or 12 months with respect to Mr. Kintz), and (ii) payment of premiums to maintain group health insurance continuation benefits pursuant to COBRA for such executive and such executive’s respective eligible dependents for up to 9 months (or up to 12 months with respect to Mr. Kintz).

Pursuant to the change in control and severance agreements, in the event any payment to the applicable executive would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended (the “Code”) (as a result of a payment being classified as a parachute payment under Section 280G of the Code), such executive will receive such payment as would entitle such executive to receive the greatest after-tax benefit, even if it means that the Company pays such executive a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

For the avoidance of doubt, Dr. Ballal did not enter into a change in control and severance agreement with the Company, but received certain severance benefits pursuant to the applicable separation agreement, as described above in the section titled “Employment Arrangements with Our Named Executive Officers.”

Equity Compensation Plan Information

The following table contains information about the Company’s equity compensation plans as of December 31, 2023, as measured on a post-Merger, post-Reverse Stock Split basis:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by the Company’s security holders
The Company’s 2016 Stock Incentive Plan	241,794	$17.75	—
The Company’s Equity Plan (1)	2,635,987	$22.80	1,574,426
The Company’s 2020 ESPP (2)	—	—	402,757
The Company’s 2019 Equity Incentive Plan (3)	2,939,390	$2.14	—
Equity compensation plans not approved by the Company’s security holders	—	—	—

Total	5,817,171	$12.01	1,977,183

(1)

The Company’s Equity Plan provides as follows: (i) subject to adjustment in the event of stock splits, stock dividends, or similar changes in capitalization, the number of shares of Company common stock reserved for issuance under the plan is 4,275,000 shares, (ii) on the first day of each fiscal year during the term of the plan, beginning with the fiscal year commencing on January 1, 2024, the shares of Company common stock reserved for issuance under the Equity Plan will be automatically increased by a number of shares equal to 4.5% of the number of shares of Company common stock outstanding on the first day of such fiscal year or a lesser number of shares determined by the Company’s board of directors (the “Equity Plan Evergreen Provision”), (iii) up to 4,275,000 shares of Company common stock may be granted under the Plan as “incentive stock options”, (iv) the term of the plan expires on the tenth anniversary of the closing date of the Merger. On January 1, 2024, 1,857,489 additional shares were reserved for future issuance under the Equity Plan under the Equity Plan Evergreen Provision.

(2)

The Company’s 2020 Employee Stock Purchase Plan (the “2020 ESPP”) provides as follows: subject to adjustment in the event of stock splits, stock dividends, or similar changes in capitalization, the number of shares of Company common stock reserved for issuance under the 2020 ESPP is 407,133 shares plus an annual increase to be added on the first day of each fiscal year, commencing on January 1, 2024 and ending on January 1, 2043, equal to the least of (i) 407,133 shares of common stock, (ii) 1% of the outstanding shares on such date and (iii) an amount determined by the Company’s board of directors (the “ESPP Evergreen Provision”). On January 1, 2024, 407,133 additional shares were reserved for issuance under the 2020 ESPP pursuant to the ESPP Evergreen Provision.
(3)

In connection with the Merger, we assumed options outstanding under the Former Enliven 2019 Plan. Upon the closing of the Merger, those options were assumed and became exercisable for shares of our common stock pursuant to an exchange ratio. The share values and weighted average exercise price above reflect shares subject to such assumed awards as measured on a post-Merger, post-Reverse Stock Split basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of April 8, 2024 by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

•	each of the named executive officers;

•	each of our directors; and

•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 46,805,377 shares of our common stock outstanding as of March 8, 2024. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 8, 2024 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Enliven Therapeutics, Inc., 6200 Lookout Road, Boulder, Colorado 80301.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% stockholders:
Entities affiliated with OrbiMed Advisors LLC(1)	8,998,338	19.2%
Entities affiliated with 5AM Ventures(2)	3,835,975	8.2%
Entities affiliated with Citadel Advisors LLC(3)	2,396,248	5.1%
Entities affiliated with Venrock Healthcare Capital Partners(4)	4,026,331	8.6%
Entities affiliated with FMR LLC(5)	7,004,718	15.0%
Fairmount Healthcare Fund II LP(6)	3,202,798	6.8%
Commodore Capital Master LP(7)	3,973,245	8.5%
Named Executive Officers and Directors
Sam Kintz, M.B.A.(8)	2,011,780	4.2%
Helen Collins, M.D.(9)	273,707	*
Rahul D. Ballal, Ph.D.(10)	230,742	*
Jake Bauer, M.B.A.(11)	114,350	*
Mika Derynck, M.D.(9)	73,375	*
Rishi Gupta, J.D.(12)	11,486	*
Richard Heyman, Ph.D.(13)	242,524	*
Joseph P. Lyssikatos, Ph.D.(14)	1,517,580	3.2%
Lori Kunkel, M.D.(15)	66,677	*
Andrew Phillips, Ph.D. (9)	11,486	*
All current executive officers and directors as a group (13 persons)(16)	14,316,272	29.2%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Enliven’s common stock.
(1)

Based solely on a Schedule 13D/A filed with the SEC on April 2, 2024 jointly on behalf of OrbiMed Advisors LLC (“OrbiMed Advisors”), OrbiMed Capital GP VII LLC (“OrbiMed GP”), OrbiMed Genesis GP LLC (“OrbiMed Genesis”), and OrbiMed Capital LLC (“OrbiMed Capital”). Consists of (i) 8,663,349 shares held of record by OrbiMed Private Investments VII, LP (“OPI VII”); (ii) 288,114 shares held of record by OrbiMed Genesis Master Fund, L.P. (“Genesis”); and (iii) 46,875 shares held of record by The Biotech Growth Trust PLC (“BIOG”). OrbiMed GP is the general partner of OPI VII and OrbiMed Genesis is the general partner of Genesis. OrbiMed Advisors is the managing member of OrbiMed GP and OrbiMed Genesis. OrbiMed Capital is the portfolio manager to BIOG. OrbiMed GP has the power to vote and otherwise dispose of securities held by OPI VII and may be considered to hold indirectly the shares held of record by OPI VII. OrbiMed Genesis has the power to vote and otherwise dispose of securities held by Genesis and may be considered to hold indirectly the shares held of record by Genesis. OrbiMed Advisors and OrbiMed GP have discretionary investment management authority with respect to the assets of OPI VII, and OrbiMed Advisors and OrbiMed Genesis have discretionary investment management authority with respect to the assets of Genesis. OrbiMed Advisors may also be considered to hold indirectly the shares held of record by OPI VII and Genesis. OrbiMed Capital, as the portfolio manager to BIOG, may also be considered to hold indirectly the shares held of record by BIOG. Rishi Gupta, an employee of OrbiMed Advisors, is a member of our board of directors. The principal business address of each of the entities and individuals identified in this footnote is: 601 Lexington Avenue, 54th floor, New York, New York 10022.

(2)	Based solely on a Schedule 13D/A filed with the SEC on February 16, 2024 jointly on behalf of 5AM Ventures VI, L.P. (“Ventures VI”), 5AM Partners VI, LLC (“Partners VI”), 5AM Opportunities I, L.P.

(“Opportunities”), 5AM Opportunities I (GP), LLC (“Opportunities GP”), Andrew J. Schwab and Kush Parmar. Consists of (i) 3,200,634 shares held of record by Ventures VI and (ii) 635,341 shares held of record by Opportunities. Partners VI serves as the sole general partner of Ventures VI and Opportunities GP serves as the sole general partner of Opportunities. As managing members of each of Partners VI and Opportunities GP, Mr. Schwab and Dr. Parmar share voting and dispositive power over the shares held by each of Ventures VI and Opportunities. The principal business address of each of the entities and individuals identified in this footnote is: 501 Second Street, Suite 350, San Francisco, California 94107.
(3)

Based solely on a Schedule 13G/A filed with the SEC on February 14, 2024 jointly on behalf of Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Kenneth Griffin. Consists of shares owned directly by Citadel Multi-Strategy Equities Master Fund Ltd. (“CM”), Citadel CEMF Investments Ltd. (“CCIL”), Citadel Securities, and CRBU Holdings LLC (“CRBH”). Citadel Advisors is the portfolio manager for CM and CCIL. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities and CRBH. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP and owns a controlling interest in CGP and CSGP. The principal business address of each of the entities and individuals identified in this footnote is: Southeast Financial Center, 200 S. Biscayne Blvd., Suite 3300, Miami, Florida 33131.

(4)

Based solely on information provided to us in a questionnaire on March 28, 2024. VHCP Management III, LLC (“VHCPM”) is the sole general partner of Venrock Healthcare Capital Partners III, L.P. and the sole manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC (“VHCPM EG”) is the sole general partner of Venrock Healthcare Capital Partners EG, L.P. Dr. Bong Koh and Nimish Shah are the voting members of VHCPM and VHCPM EG. The address of each of these persons and entities is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(5)

Based solely on information provided to us in a questionnaire on April 4, 2024. These shares are held by funds and accounts managed by direct or indirect subsidiaries of FMR LLC. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of these funds and accounts is 245 Summer Street, Boston, MA 02210.

(6)

Based solely on information provided to us in a questionnaire on March 27, 2024. Fairmount Funds Management LLC (“Fairmount”) is the investment manager for Fairmount Healthcare Fund II L.P. (“Fund II”). Peter Harwin and Tomas Kiselak are the managing members of Fairmount. Fairmount, Peter Harwin and Tomas Kiselak may be deemed to have voting and investment power over the shares held by Fund II. Fairmount, Peter Harwin and Tomas Kiselak disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address for the entities listed is 200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428.

(7)

Based solely on information provided to us in a questionnaire on April 1, 2024. Commodore Capital LP is the investment manager to Commodore Capital Master LP and may be deemed to beneficially own the shares held by Commodore Capital Master LP. Michael Kramarz and Robert Egen Atkinson are the managing partners of Commodore Capital LP and exercise investment discretion with respect to these shares. The principal business address of Commodore Capital LP is 444 Madison Avenue, 35th Floor, New York, NY 10022.

(8)

Consists of (i) 1,087,525 shares held of record by The Kintz & Egan Trust dated March 30, 2019 for which Mr. Kintz serves as trustee; (ii) 88,531 shares held of record by an irrevocable trust dated October 26, 2021 for the benefit of Mr. Kintz’s elder son and for which Mr. Kintz serves as an investment advisor; (iii) 88,531 shares held of record by an irrevocable trust dated October 26, 2021 for the benefit of Mr. Kintz’s younger son and for which Mr. Kintz serves as an investment advisor; and (iv) 747,193 shares subject to options exercisable within 60 days of April 8, 2024.
(9)	Consists solely of shares subject to options exercisable within 60 days of April 8, 2024.
(10)	Consists of (i) 22,341 shares held of record by Dr. Ballal and (ii) 208,401 shares subject to options exercisable within 60 days of April 8, 2024.
(11)	Consists of (i) 87,372 shares held of record by Mr. Bauer and (ii) 26,978 shares subject to options exercisable within 60 days of April 8, 2024.
(12)

Consists of (i) the shares disclosed in footnote (1) above that are held of record by entities affiliated with OrbiMed Advisors and (ii) 11,486 shares subject to options exercisable within 60 days of April 8, 2024.

(13)

Consists of (i) 143,470 shares held of record by Dr. Heyman; (ii) 37,407 shares held of record by the Richard A. Heyman and Anne E. Daigle Trust, dated November 1, 2016 for which Dr. Heyman serves as trustee; (iii) 29,216 shares held of record by RAHD Capital LLC for which Dr. Heyman serves as a managing member; and (iv) 32,431 shares subject to options exercisable within 60 days of April 8, 2024.

(14)

Consists of (i) 1,117,035 shares held of record by The Lyssikatos Revocable Trust for which Dr. Lyssikatos serves as trustee and (ii) 400,545 shares subject to options exercisable within 60 days of April 8, 2024.

(15)

Consists of (i) 14,754 shares held of record by Lori Kunkel; (ii) 31,172 shares held of record by Lori Anne Kunkel Revocable Trust DTD 11/08/2018 Lori A Kunkel TTEE for which Dr. Kunkel serves as trustee; and (iii) 20,751 shares subject to options exercisable within 60 days of April 8, 2024.

(16)	Consists of 14,316,272 shares beneficially owned by our executive officers and directors including 2,173,956 shares subject to options exercisable within 60 days of April 8, 2024.

RELATED PARTY TRANSACTIONS

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Since January 1, 2023, we have engaged in the following transactions in which the amounts involved exceeded $120,000 and any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Registration Rights

In March 2019, we entered into an investors’ rights agreement with certain holders of our common stock, including our 5% stockholders prior to the Merger and their affiliates and entities affiliated with some of our directors or former directors. This investors’ rights agreement provides these stockholders the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing. Our investors’ rights agreement terminated upon closing of the Merger.

Director and Executive Officer Compensation

Please see the sections titled “Director Compensation” and “Executive Compensation” for information regarding the compensation of our and Former Enliven’s directors and executive officers.

Indemnification Agreements

We entered into indemnification agreements with each of our directors, executive officers, and certain key consultants. Our indemnification agreement with Dr. Ballal replaced and superseded the Company’s previous indemnification agreement with him. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or other proceedings arising from each individual’s service to the Company to the fullest extent not prohibited by law.

Related Party Transaction Policy

Our audit committee has the primary responsibility for reviewing, approving and monitoring “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve in advance or ratify any related party transaction.

In February 2023, in connection with the closing of the Merger, our board of directors adopted an updated formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our audit committee to replace our prior applicable policy. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, whether there are business reasons for the Company to enter into the transaction, whether the transaction would impair the independence of an outside director, including the ability of any director to serve on the compensation committee and whether the transaction would present an improper conflict of interest for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related person, the direct or indirect nature of the director’s, executive officer’s or related person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the audit committee deems relevant.

Former Enliven Transactions

Common Stock Purchase Agreement

In connection with the execution and delivery of the Merger Agreement, certain investors entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) with Former Enliven on October 13, 2022, pursuant to which such investors purchased from Former Enliven shares of Former Enliven’s common stock for a per share purchase price of $13.0156 (on a post-Merger, post-Reverse Stock Split basis, representing an aggregate commitment of approximately $164.5 million) in the Former Enliven Pre-Closing Financing, immediately prior to the closing of the Merger. The shares of Former Enliven’s common stock that were issued in the Former Enliven Pre-Closing Financing were converted into shares of the Company’s common stock in the Merger. The following table summarizes the shares of Former Enliven’s common stock that members of Enliven’s board of directors (who were members of Former Enliven’s board of directors prior to the closing of the Merger on February 23, 2023) or their affiliates and holders of more than 5% of Former Enliven’s outstanding capital stock purchased under the Common Stock Purchase Agreement, on a post-Merger, post-Reverse Stock Split basis.

Name of Investor	Shares of Common Stock	Total Common Stock Purchase Price ($)
Entities affiliated with OrbiMed(1)	1,152,459	14,999,999
Entities affiliated with 5AM Ventures VI, L.P.(2)	576,229	7,500,001
Roche Finance Ltd	192,076	2,500,001
Cormorant Global Healthcare Master Fund, LP(3)	768,307	9,999,999
Citadel CEMF Investments Ltd.	960,383	12,500,001

(1)

Consists of (i) 1,037,214 shares of Former Enliven’s common stock purchased by OrbiMed Private Investments VII, LP (“OPI VII”) and (ii) 115,245 shares of Former Enliven’s common stock purchased by OrbiMed Genesis Master Fund, L.P. (“Genesis”). OrbiMed Capital GP VII LLC (“GP VII”) is the general partner of OPI VII and OrbiMed Genesis GP LLC (“Genesis GP”) is the general partner of Genesis. OrbiMed Advisors LLC (“OrbiMed Advisors”) is the managing member of GP VII and Genesis GP. By virtue of such relationships, GP VII and OrbiMed Advisors may be deemed to have voting and investment power with respect to the shares held by OPI VII and Genesis GP and OrbiMed Advisors may be deemed to have voting and investment power with respect to the shares held by Genesis. OrbiMed Advisors exercises investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild. Mr. Gupta, an employee of OrbiMed Advisors, is a member of Enliven’s board of directors and was a member of Former Enliven’s board of directors prior to the closing of the Merger on February 23, 2023. Each of Dr. Gordon and Messrs. Borho, Neild, and Gupta disclaim beneficial ownership of the shares held by OPI VII and Genesis. The address for these entities is c/o OrbiMed Advisors LLC, 601 Lexington Avenue, 54th floor, New York, New York 10022.

(2)

Consists of (i) 384,153 shares of Former Enliven’s common stock purchased by 5AM Ventures VI, L.P. and (ii) 192,076 shares of Former Enliven’s common stock purchased by 5AM Opportunities I, L.P. Mr. Schwab, who was a member of Enliven’s board of directors and was a member of Former Enliven’s board of directors prior to the closing of the Merger on February 23, 2023, is a managing member of 5AM Partners VI, LLC. 5AM Partners VI, LLC is the general partner of 5AM Ventures VI, L.P.
(3)

Dr. Phillips, who is a member of Enliven’s board of directors and was a member of Former Enliven’s board of directors prior to the closing of the Merger on February 23, 2023, is the designated director of Cormorant Asset Management, LP. Cormorant Asset Management, LP serves as the investment manager of Cormorant Global Healthcare Master Fund, LP.

Investors’ Rights Agreement

In December 2020, Former Enliven entered into an amended and restated investors’ rights agreement (the “Investors’ Rights Agreement”), with certain holders of its preferred stock and common stock, including certain holders of 5% of its capital stock, and including certain members of, and affiliates of, its directors and certain of its executive officers. The Investors’ Rights Agreement provides the holders of Former Enliven’s convertible preferred stock with certain registration rights, including the right to demand that Former Enliven files a registration statement or request that their shares be covered by a registration statement that Former Enliven is otherwise filing. The Investors’ Rights Agreement also provides certain major stockholders with information rights and a right of first refusal with regard to certain issuances of Former Enliven’s capital stock. The Investors’ Rights Agreement terminated upon the closing of the Merger.

Voting Agreement

In December 2020, Former Enliven entered into an amended and restated voting agreement (the “Voting Agreement”) with certain holders of its preferred stock and common stock, including certain holders of 5% of its capital stock, and including certain members of, and affiliates of, its directors and certain of its executive officers. Pursuant to the Voting Agreement, certain holders of its preferred stock and common stock have agreed to vote their shares in favor of the election of certain directors and specified transactions approved by the requisite majority of the shares of its voting capital stock held by investors party thereto. The Voting Agreement terminated upon the closing of the Merger.

Right of First Refusal and Co-Sale Agreement

In December 2020, Former Enliven entered into an amended and restated right of first refusal and co-sale agreement (the “Co-Sale Agreement”), with certain holders of its preferred stock and common stock, including certain holders of 5% of its capital stock, and including certain members of, and affiliates of, its directors and certain of its executive officers. Pursuant to the Co-Sale Agreement, Former Enliven had a right of first refusal in respect of certain sales of securities by certain holders of its capital stock. To the extent Former Enliven does not exercise such right in full, certain holders of its preferred stock were granted certain rights of first refusal and co-sale in respect of such sales. The Co-Sale Agreement terminated upon the closing of the Merger.

Equity Grants to Executive Officers and Directors

Enliven has granted stock options to its executive officers and certain directors, as more fully described in the sections titled “Executive Compensation” and “Board of Directors and Corporate Governance—Director Compensation”.

OTHER MATTERS

Fiscal Year 2023 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2023 are included in our Annual Report on Form 10-K filed with the SEC on March 14, 2024 (File No. 001-39247). This proxy statement and our Annual Report are posted in the SEC Filings section of our Investor Relations webpage at https://ir.enliventherapeutics.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Enliven Therapeutics, Inc., Attention: Investor Relations, 6200 Lookout Road, Boulder, Colorado 80301.

Company Website

We maintain a website at https://www.enliventherapeutics.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

Boulder, Colorado

April 26, 2024

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF

INCORPORATION OF ENLIVEN THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Enliven Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

1.

The name of the Corporation is Enliven Therapeutics, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 26, 2016 under the name IMARA Inc.

2.

This Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the applicable provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware, by the Board of Directors and the stockholders of the Corporation.

3.	Article SEVENTH of the Corporation’s certificate of incorporation is hereby amended and restated in its entirety to read as follows:

“SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors or officers for breaches of fiduciary duty, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.”

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer of the Corporation on ___________________, 2024.

By:
Samuel Kintz, President and Chief Executive Officer

A-2

APPENDIX B

ENLIVEN THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

1. Purpose. The purpose of this Amended and Restated 2020 Equity Incentive Plan (the “Plan”) of Enliven Therapeutics, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. The Plan amends and restates the 2020 Equity Incentive Plan (the “Original Plan”) that was originally adopted by the board of directors of the Company (the “Board”) on February 12, 2020 and approved by the stockholders on February 26, 2020. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board.

2. Eligibility. All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as such terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” “Award” means Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), Restricted Stock Units (as defined in Section 7) and Other Stock-Based Awards (as defined in Section 8).

3. Administration and Delegation.

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (each, a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the Delegated Persons referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or such Delegated Persons.

(c) Delegation to Delegated Persons. Subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant Awards (subject to any limitations under the Plan) to eligible service providers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such Delegated Persons, (ii) the time period during which such Awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Awards to itself; and provided further, that no Delegated Person shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the rules of the Nasdaq Stock Market or corresponding rules of any other exchange or marketplace on which the Company stock is traded or listed (the ”Exchange”).

4. Stock Available for Awards.

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to such number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:

(A) 7,175,000 shares of Common Stock; plus

(B) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year commencing on January 1, 2024 and continuing for each fiscal year until, and including, the fiscal year commencing on January 1, 2032, equal to the least of (i) 4.5% of the outstanding shares on such date and (ii) an amount determined by the Board.

Subject to adjustment under Section 9, no more than 7,175,000 shares of Common Stock may be issued as Incentive Stock Options (as defined in Section 5(b)) under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):

(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B) to the extent a Restricted Stock Unit award may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;

(C) if any Award (i) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR; and

(D) shares of Common Stock delivered (by actual delivery, attestation, or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards.

(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimit contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.

(c) Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value (calculated based on grant date fair value for financial reporting purposes) of Awards granted in any calendar year to any individual non-employee director shall not exceed $750,000; provided, however, that such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election; and provided, further, however, that fees paid by the Corporation on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense shall not count against the foregoing limit. The Board may make additional exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

5. Stock Options.

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Enliven Therapeutics, Inc., any of Enliven Therapeutics, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant;

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or

(3) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A, except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Code Section 409A.

The Board has sole discretion to determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participants’ agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic, and which may be provided to a third party equity plan administrator) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less

(ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board by payment of such other lawful consideration as the Board may determine; or

(6) by any combination of the above permitted forms of payment, to the extent approved by the Board.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in the manner approved by) the Board) or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the Exchange.

6. Stock Appreciation Rights.

(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined by (or in the manner approved by) the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 9): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR, (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR, (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined by (or in a manner approved by) the Board) or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

7. Restricted Stock; Restricted Stock Units.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered as soon as practicable after the time such Award vests or is settled (“Restricted Stock Units”) (Restricted Stock and Restricted Stock Units are each referred to herein as a “Restricted Stock Award”).

(b) Terms and Conditions for All Restricted Stock Awards. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Unless otherwise provided in the applicable Award agreement, any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Accrued Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Accrued Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock.

(2) Stock Certificates. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to his or her Designated Beneficiary. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d) Additional Provisions Relating to Restricted Stock Units.

(1) Settlement. As soon as practicable after the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company such number of shares of Common Stock or (if so provided in the applicable Award agreement) an amount of cash equal to the fair market value (valued in the manner determined by (or in a manner approved by) the Board) of such number of shares of Common Stock as are set forth in the applicable Restricted Stock Unit agreement. The Board may provide that settlement of Restricted Stock Units shall be deferred, on a mandatory basis or at the election of the Participant in a manner that complies with Section 409A of the Code.

(2) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(3) Dividend Equivalents. The Award agreement for Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or shares of Common Stock and shall be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, in each case to the extent provided in the Award agreement.

8. Other Stock-Based Awards.

(a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

9. Adjustments for Changes in Common Stock and Certain Other Events.

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Restricted Stock Unit award and each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant): (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing. In taking any of the actions permitted under this Section 9(b)(2), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 9(b)(2)(A), in the case of outstanding Restricted Stock Units that are subject to Section 409A of the Code: (i) if the applicable Restricted Stock Unit agreement provides that the Restricted Stock Units shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 9(b)(2)(A)(i) and the Restricted Stock Units shall instead be settled in accordance with the terms of the applicable Restricted Stock Unit agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 9(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A of the Code; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A of the Code, and the acquiring or succeeding corporation does not assume or substitute the Restricted Stock Units pursuant to clause (i) of Section 9(b)(2)(A), then the unvested Restricted Stock Units shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 9(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determines to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

10. General Provisions Applicable to Awards.

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A of the Code, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 10(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

(e) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined by (or in a manner approved by) the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal, state and local tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined by, or in a manner approved by, the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined by, or in a manner approved by, the Company)) as the Company shall determine in its sole discretion to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(f) Amendment of Award. Except as otherwise provided in Sections 5(g) and 6(e) with respect to repricings and Section 11(d) with respect to actions requiring stockholder approval, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 9.

(g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

11. Miscellaneous.

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder; Clawback Policy. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, a Participant agrees to be bound by any clawback policy the Company has in effect or may adopt in the future.

(c) Effective Date and Term of Plan. The Original Plan became effective on March 12, 2020. The Plan, as amended and restated, will become effective upon approval by the Company’s stockholders of the Amended and Restated 2020 Equity Incentive Plan (the “Effective Date”). No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that no amendment that would require stockholder approval under the rules of the Exchange may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 11(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A of the Code. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A of the Code but do not to satisfy the conditions of that section.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Scan QR for digital voting Enliven Therapeutics, Inc. Annual Meeting of Stockholders For stockholders of record as of April 19, 2024 Tuesday, June 18, 2024 10:00 A.M., Mountain Time Annual Meeting to be held live via the internet—please visit www.proxydocs.com/ELVN for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 11:59 P.M., Eastern Time, June 17, 2024. This proxy is being solicited on behalf of the Board of Directors Internet: • www.proxypush.com/ELVN Cast your vote online up until 11:59 p.m. Eastern • Time on June 17, 2024 • Have your proxy card ready During the meeting: Go to www.proxydocs.com/ELVN and have your proxy card ready Phone: 1-866-305-2950 • Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time • on June 17, 2024 • Have your proxy card ready Follow the simple recorded instructions Mail: • • Mark, sign and date your proxy card Fold and return your proxy card in the postage-paid envelope provided The undersigned hereby appoints Samuel Kintz, the Company’s President and Chief Executive Officer, and Benjamin Hohl, the Company’s Chief Financial Officer and Head of Corporate Development (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Enliven Therapeutics, Inc. which the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders to be held on June 18, 2024 at 10:00 a.m. Mountain Time and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Enliven Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR the election of the two Class I directors FOR Proposal 2 FOR Proposal 3 FOR Proposal 4 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of two Class I directors named in the accompanying proxy statement to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation, or removal. FOR WITHHOLD 1.01 Mika Derynck, M.D. FOR #P2# #P2# 1.02 Rishi Gupta, J.D. FOR #P3# #P3# FOR AGAINST ABSTAIN 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public FOR accounting firm for fiscal year ending December 31, 2024. #P4# #P4# #P4# 3. Amendment to our restated certificate of incorporation to limit the liability of certain officers as FOR permitted by Delaware law. #P5# #P5# #P5# 4. Amendment and restatement of the Amended and Restated 2020 Equity Incentive Plan, which FOR increases the number of shares authorized for issuance thereunder by 2,900,000 shares. #P6# #P6# #P6# 5. To transact other business that may properly come before the Annual Meeting of Stockholders. Note: In their discretion, the Named Proxies are authorized to vote upon such other business as may properly come before the meeting or an adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” on Proposal 1, “FOR” on Proposal 2, “FOR” on Proposal 3 and “FOR” on Proposal 4. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature (and Title if applicable) Date Signature (if held jointly) Date